PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (“Agreement”) is entered into as of the 24th day of July, 2013 (the “Effective Date”), by and among ARC PADRBPA001, LLC, a Delaware limited liability company (with respect to the Properties located in the State of Pennsylvania only) and AR Capital, LLC, a Delaware limited liability company (with respect to all Properties located outside the State of Pennsylvania) (individually and collectively, “Buyer”) and the sellers described on Schedule 1(a) and Schedule 1(b-1) (individually and collectively, “Seller”). Buyer and Seller are collectively referred to herein as the “Parties” and individually as a “Party”.

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with reference to the definitions of various terms used herein as set forth on Schedule 1-1 hereto, Seller and Buyer, intending to be legally bound, do hereby agree as follows:

1.            Conveyance. Subject to and in accordance with the terms and conditions set forth in this Agreement, Buyer shall purchase from Seller and Seller shall sell to Buyer all of Seller’s right, title and interest, in and to all of the following:

(a)          the land described on Schedule 1(a) attached hereto, together with all buildings, facilities and other improvements located thereon, and attendant rights appurtenant thereto (collectively, the “Owned Real Properties” and each an “Owned Real Property”), and (i) the leases described on Schedule 1(a)(i) attached hereto (together with any amendments or assignments thereof, the “Owned Property Leases”) encumbering the Owned Real Properties; (ii) the Contracts described on Schedule 1(a)(ii) (the “Owned Property Assigned Contracts”) related to the Owned Real Properties, (iii) all machinery, furniture, equipment and items of tangible personal property of Seller attached or appurtenant to or located on, and used in the ownership, use, operation or maintenance of the Owned Real Properties; (iv) any unpaid award for (A) any taking or condemnation of the Owned Real Properties or any portion thereof, or (B) any damage to the Owned Real Properties or any portion thereof by reason of a change of grade of any street or highway; and (v) any warranties, tradenames, logos (including any federal or state trademark or tradename registrations), or other identifying name or mark now used exclusively in connection with the ownership of the Owned Real Properties, but expressly excluding any such property to the extent owned by Tenant or any other third party (the Owned Real Properties together with property described in the foregoing clauses (i)-(v) (collectively, the “Owned Properties” and each an “Owned Property”); and

(b)          leasehold interests in the land described on Schedule 1(b-1) attached hereto pursuant to the leases and any and all modifications, amendments, extensions, supplements, restatements or replacements thereof, described on Schedule 1(b-2) attached hereto (collectively, the “Ground Leases”), together with all buildings, facilities and other improvements located thereon, and attendant rights appurtenant thereto (all of the foregoing collectively, the “Ground Leased Real Properties” and each a “Ground Leased Real Property”, together with the Owned Real Properties, the “Real Properties” and each a “Real Property”), and (i) the Ground Leases encumbering the Ground Leased Real Properties; (ii) the leases described on Schedule 1(b)(ii) attached hereto (together with any amendments or assignments thereof, the “Ground Leased Property Leases” together with the Owned Property Leases, the “Leases”)

encumbering the Ground Leased Real Properties, (iii) the Contracts described on Schedule 1(b)(iii) (the “Ground Leased Property Assigned Contracts” together with the Owned Property Assigned Contracts, the “Assigned Contracts”) related to the Ground Leased Real Properties; (iii) all machinery, furniture, equipment and items of tangible personal property of Seller attached or appurtenant to or located on, and used in the ownership, use, operation or maintenance of the Ground Leased Real Properties; (iv) any unpaid award for (A) any taking or condemnation of the Ground Leased Real Properties or any portion thereof, or (B) any damage to the Ground Leased Real Properties or any portion thereof by reason of a change of grade of any street or highway; and (v) any warranties, tradenames, logos (including any federal or state trademark or tradename registrations), or other identifying name or mark now used exclusively in connection with the leasehold interest in the Ground Leased Real Properties, but expressly excluding any such property to the extent owned by Tenant or any other third party (the Ground Leased Real Properties together with the property described in the foregoing clauses (i)-(v), collectively, the “Ground Leased Properties” and each a “Ground Leased Property”; and together with the Owned Properties, the “Properties” and each a “Property”).

2.            Purchase Price. Subject to the terms of this Agreement, the total consideration to be paid by Buyer to Seller for the Properties shall be $972,453,857.69 (the “Purchase Price”). The Purchase Price (or portion thereof) payable on the Closing Date is as follows: (a) Assumed Debt, plus (b) an amount of cash equal to the Purchase Price (or allocated portion thereof for the Properties being sold on such Closing Date) less the Assumed Debt. “Assumed Debt” means the aggregate outstanding principal balance of the Assumption Loans being assumed by Buyer on such Closing Date. The Purchase Price is based on a capitalization rate of 7.0379% and the sum of the annual net rents set forth on Schedule 2 of $68,440,359.36 (“Annual Net Rent”). If the Annual Net Rent on the Closing Date differs from the Annual Net Rent on the Effective Date, the Purchase Price shall be adjusted accordingly. The Purchase Price shall be allocated among the Properties as determined by Seller in its sole discretion (each such allocated amount, an “Allocated Purchase Price”); provided, however, the Parties agree that ACB, and not Allocated Purchase Price, shall be used for certain purposes as expressly set forth herein. For the avoidance of doubt, and without limiting any of the express terms of this Agreement, (i) the Allocated Purchase Prices shall be used for purposes of calculating deed stamp taxes, transfer taxes and, if required by a particular jurisdiction, inclusion in any Deed or related affidavit as the value of or amount of consideration paid for a Property, (ii) Seller shall not be required to use the ACBs in any particular manner in its books and records or for tax return reporting purposes, and (iii) subject to clause (i), Buyer shall not be required to use the Allocated Purchase Prices in any particular manner in its books and records or for other tax return reporting purposes.

(a)          Subject to the terms of this Agreement, the Purchase Price shall be paid to Stewart Title Guaranty Company, 5935 Carnegie Blvd., Suite 301, Charlotte, NC 28209, Attention: Regina L. Fiegel, Telephone: (704) 401-2010, Telecopy: (704) 401-2039, Email: rfiegel@stewart.com (the “Title Company”) and distributed by the Title Company as designated by Seller. The Parties agree that the Title Company shall be responsible for (i) issuing the Title Commitments and Title Policies, (ii) initial preparation of a Buyer settlement statement and a Seller settlement statement for the Closing (which shall describe in detail, without limitation, all applicable Other Closing Costs) (individually and collectively, the “Closing Statement”) at least ten (10) Business Days prior to the Closing Date, and (iii) collection and disbursement of the

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Purchase Price. Buyer and Seller agree that each Party’s respective Closing Statement shall not be shared with the other Party.

(b)          On the Effective Date, and as a condition precedent to this Agreement being binding on Seller, Buyer shall deposit by wire transfer with the Title Company the sum of $50,000,000.00 (such amount, together with any interest earned thereon and net of investment costs, the “Earnest Money”). The Earnest Money shall be invested as Seller so directs. Any and all interest earned on the Earnest Money shall be reported to Buyer’s federal tax identification number. Title Company shall deliver the Earnest Money to Seller at Closing as payment toward the Purchase Price.

3.            Delivery of Documents.

(a)          Buyer has ordered or will promptly cause to be ordered, for each Property, a commitment (the “Title Commitment”) for a new owner’s policy of title insurance for each Property to be issued to Buyer in the amount of the ACB for such Property (each, a “Title Policy”, collectively, the “Title Policies”). Buyer may, at its sole cost and expense, order a survey of and/or zoning report for any Property, certifying to Buyer, Title Company and any lender of Buyer.

(b)          On or before the date which is five (5) days following the date hereof, Seller shall provide to Buyer (including without limitation through postings on the Datasite) copies of any of the documents and other information listed on Schedule 3(b) attached hereto in Seller’s possession (such documents and other information, collectively, the “Property Documents”).

4.            Right of Entry, Inspection, Title: Removal of Properties.

(a)          Upon reasonable written notice by Buyer, Seller shall afford Buyer and its representatives a right to inspect the Real Properties at reasonable hours. Any such entry and/or inspection by Buyer shall not unreasonably interfere with the ability of any tenant at the Real Properties (each a “Tenant”, collectively, “Tenants”) to conduct its business operations at the Real Properties and shall be subject to the terms of any Lease. Any Tenant may provide an escort for Buyer during any such entry and/or inspection. Buyer shall have no right to penetrate any structure or the ground at the Real Properties, or conduct any invasive testing at any of the Real Properties or cause any damage whatsoever to the Real Properties in connection with such inspections. Buyer shall indemnify, defend, protect and hold Seller harmless for, from and against any loss, cost, damage, claim or liability (including, without limitation, court costs and reasonable attorneys’ fees) arising or resulting from the inspections made by Buyer or any activities of Buyer or its agents or contractors on the Real Properties, which indemnification shall survive the Closing and any termination of this Agreement. Buyer acknowledges and agrees that Buyer shall have no right to contact any Tenant or any affiliates of any Tenant without the prior written consent of Seller. Without limiting any remedy for any other Buyer breach under this Agreement set forth herein, if Buyer contacts any Tenant or any affiliates of any Tenant regarding the applicable Lease or the Transaction without Seller’s prior written consent (except contact that is incidental and directly related to Buyer’s inspection of the Real Properties), then Seller, in its sole and absolute discretion, shall have the right to terminate this Agreement and direct the Title Company to deliver one percent (1%) of the Earnest Money to

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Seller as liquidated damages in connection with such Buyer breach and the balance of the Earnest Money to Buyer, whereupon neither Party shall have any further rights or obligations under this Agreement (except under provisions of this Agreement that expressly survive termination of this Agreement).

(b)          On or before the expiration of the Due Diligence Period, Buyer shall have the right to object to Seller in writing to any matter reflected by any Title Commitment. All matters affecting title to any Property reflected in a Title Commitment, survey or zoning report to which Buyer objects are “Non-Permitted Encumbrances.” All other matters affecting title to any Property are “Permitted Encumbrances.” Seller, at its sole cost and expense, shall have the right, but not the obligation, to cure or remove all Non-Permitted Encumbrances within five (5) Business Days following receipt of Buyer’s objection to the Non-Permitted Encumbrances. If Seller does not cause any Non-Permitted Encumbrance to be removed or cured within the above described five (5) Business Day period, Buyer shall have the right, as its sole and exclusive remedy, upon written notice delivered to Seller not later than three (3) Business Days after the expiration of such five (5) Business Day period (such three (3) Business Day period, the “Title Removal Period”) to either (i) remove such Property from the Properties to be sold by Seller to Buyer under this Agreement, or (ii) elect to waive such Non-Permitted Encumbrance and any right to remove such Property pursuant to clause (i) of this sentence, and to purchase such Property subject to such Non-Permitted Encumbrance without any reduction in the Purchase Price. Buyer’s failure to timely deliver the foregoing written notice to Seller on or before the end of the Title Removal Period shall be deemed Buyer’s waiver of such Non-Permitted Encumbrance and a waiver of such right of removal. Notwithstanding the foregoing, Seller shall be required to satisfy or cause to be removed from title the following items at or prior to the Closing Date (x) monetary liens, monetary encumbrances or security interests against Seller and/or Seller’s interest in the Properties (other than with respect to the Assumption Loans and general and special real property taxes and assessments a lien not yet due and payable) and (y) encumbrances that have been voluntarily placed against a Property by Seller after the Due Diligence Period without Buyer’s prior written consent. Without limiting the foregoing, on or before the date that is five (5) Business Days after the Effective Date, Buyer shall also have the right to request that Seller attempt to obtain an estoppel certificate regarding any material reciprocal or operating easement agreement described in any Title Commitment from the parties to such agreement (other than Seller), in form and substance reasonably acceptable to Seller and Buyer (a “Title Document Estoppel”).

(c)          In addition to Buyer’s rights under Section 4(b), if Buyer discovers a Material Adverse Defect regarding any Property, then Buyer shall have the right to remove such Property from this Agreement by delivering written notice to Seller of its election within thirty (30) days after the Effective Date (the period ending on such 30th day and beginning on the Effective Date is referred to herein as the “Due Diligence Period”), which notice shall describe in reasonable detail such Material Adverse Defect. If Buyer exercises its right to remove any Property pursuant to this Section 4, or a Property is removed from this Agreement under any other provision of this Agreement (including without limitation the termination or rescinding of this Agreement with respect to a Property pursuant to Section 27), the Purchase Price shall be reduced by the ACB for such Property, neither Party shall have any further rights or obligations under this Agreement with respect to such Property (except under provisions of this Agreement that expressly survive termination of this Agreement), and this Agreement shall remain in full

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force and effect regarding the balance of the Properties, subject to the terms hereof. Notwithstanding the foregoing in this Section 4(c), Buyer acknowledges and agrees that in no event shall Buyer have any right to remove any Property from this Agreement based on a Material Adverse Defect unless and until the total cost of all Material Adverse Defects exceeds $15,000,000 and then only to the extent of such excess as Buyer may direct.

(d)          Without limiting any of the foregoing, Buyer acknowledges that in no event shall Buyer have any right to remove any Property from this Agreement or otherwise terminate this Agreement by reason of any of the following: (i) any change in the business, financial or economic condition of Buyer or any of its Affiliates, or any change in general business, financial or economic conditions in the industries in which the Buyer or any of its Affiliates operates, (ii) any change in general national or international economic, political or business conditions, including without limitation any increase in interest rates for borrowed money, and including without limitation the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, or any other man-made disaster or acts of God, (iii) any change in general financial, commercial real estate, banking or securities markets (including any disruption thereof and any decline in the price of any market index), (iv) any change in accounting rules, including GAAP, (v) any change resulting from the performance of any obligations under this Agreement or any other Transaction documents, (vi) any change resulting from the execution of this Agreement or the announcement or pendency of the Transaction or the transactions contemplated by any other Transaction documents, (vii) any change after the date of this Agreement in Laws, (viii) any failure of any Property or Tenant to meet any financial estimates or projections. For the avoidance of doubt, the foregoing shall not be deemed to limit Buyer’s right to remove any Property by reason of a Material Adverse Defect as described above in this Section 4, including without limitation if such Material Adverse Defect is caused by any of the circumstances or events described in this Section 4(d).

5.            Representations and Warranties of Seller.         As applicable, each Seller hereby represents and warrants to Buyer with respect to such Seller and each Property owned by such Seller, as follows, in each case subject to the exceptions described on Schedule 5:

(a)          Good Standing; Authority; Binding Agreement Seller is duly organized (or formed), validly existing and in good standing under the Laws of its state of organization, and to the extent required by Law, the state in which the Property is located. Seller has the power and authority to execute and deliver this Agreement and all closing documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder. Neither the execution and delivery of this Agreement and all closing documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound. When executed and delivered by Seller and Buyer, this Agreement shall constitute the valid and binding agreement of Seller, and shall be enforceable against Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy,

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insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)          Requisite Action. All requisite action on the part of Seller has been taken by Seller in connection with making and entering into this Agreement and has been or will be taken by Seller in connection with the consummation of the purchase and sale provided for herein.

(c)          Specially Designated National or Blocked Person. Neither Seller nor any of Seller’s officers or directors is a Specially Designated National or Blocked Person.

(d)          Litigation; Proceedings. Except as Disclosed to Buyer, Seller has not received any written notice of any current or pending litigation, or condemnation, affecting Seller or the Property, and to Seller’s knowledge, except as otherwise Disclosed to Buyer, there is no pending litigation against Seller or the Property. Seller has not initiated, nor is Seller actively participating in, any currently pending action for a change or modification in the current subdivision, site plan, zoning or other land use permits for the Property.

(e)          Binding Contracts. Except as Disclosed to Buyer or recorded against title to the Property, and except for the Assigned Contracts, the Ground Leases, the Leases, and the Loan Documents, Seller has not entered into any contracts, subcontracts or agreements encumbering any Property that will be binding upon Buyer after the Closing.

(f)          Violations of Law. Except for violations cured or remedied on or before the Effective Date, Seller has not received any written notice from (or delivered any notice to) any Governmental Authority regarding any violation of any Law applicable to the Property.

(g)          Other Leases; Purchase Options. Except as Disclosed to Buyer or recorded against title to the Property, to Seller’s knowledge, (i) there are no occupancy rights, leases or tenancies encumbering any Property other than the Ground Leases and Leases, (ii) no tenant under any Lease, or any other third party, has any right of first refusal, right of first offer or similar right to purchase any Property or any portion thereof as a result of the sale of such Property to Buyer contemplated herein (any such right, a “Purchase Option”).

(h)          Hazardous Materials. To Seller’s knowledge, except as Disclosed to Buyer, no Hazardous Materials have been generated, stored, released, or disposed of on or about the Properties by Seller in violation of any Environmental Laws and there are no underground storage tanks located at the Properties. Except as Disclosed to Buyer, Seller has not received any written notice from (nor delivered any notice to) any Governmental Authority concerning any Hazardous Materials at the Properties.

(i)          Leases. Seller has provided Buyer with a true and complete copy of each Lease. Each Lease is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles. Except as Disclosed to Buyer, no Lease has been amended, modified or supplemented. To Seller’s knowledge, no event has

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occurred which with the giving of notice or the passage of time, or both, would constitute a material default under any of the Leases. Seller has received no written notice of default from any Person alleging any default under any Lease on the part of Seller. Except as Disclosed to Buyer, to Seller’s knowledge, no tenant under any Lease has any right to terminate such Lease as a result of the Transaction.

(j)          Ground Leases. Seller has provided Buyer with a true and complete copy of each Ground Lease. Each Ground Lease is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles. Except as Disclosed to Buyer, no Ground Lease has been amended, modified or supplemented. To Seller’s knowledge, no event has occurred which with the giving of notice or the passage of time, or both, would constitute a material default under any of the Ground Leases. Seller has received no written notice of default from any Person alleging any default under any Ground Lease on the part of Seller. Except as Disclosed to Buyer, to Seller’s knowledge, no lessor under any Ground Lease has any right to terminate such Ground Lease as a result of the Transaction.

(k)          Loan Documents. Seller has provided Buyer with true and complete copies of the loan documents (the “Loan Documents”) evidencing the Assumption Loans. The Loan Documents are in full force and effect and are a legal, valid, binding and enforceable obligation of each of the parties thereto except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles. Except as Disclosed to Buyer, the Loan Documents have not been amended, modified or supplemented. To Seller’s knowledge, no event has occurred which with the giving of notice or the passage of time, or both, would constitute a material default under any of the Loan Documents. Seller has received no written notice of default from any Person alleging any default under any Loan Document on the part of the Seller. The outstanding principal balance of each Assumption Loan as of the Effective Date is as described on Schedule 5, and on the Closing Date, the aggregate outstanding principal balance of all Assumption Loans shall not exceed $158,447,019.03.

(l)          As to the Ground Lease Assignments, Assignments of Leases and Assignments of Contracts in the form attached as Exhibit B, Exhibit G and Exhibit H respectively, Seller, as assignor, does hereby agree to defend, indemnify and hold harmless Buyer, as assignee, from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Buyer, as assignee, by reason of the failure of Seller, as assignor, to have fulfilled, performed and discharged all of its various commitments, obligations and liabilities under and by virtue of the Ground Leases, Leases and Assigned Contracts prior to the Closing Date. Buyer, as assignee, does hereby agree to defend, indemnify and hold harmless Seller, as assignor, from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Seller, as assignor, by reason of the failure of Buyer, as assignee, to have fulfilled, performed and discharged all of its various commitments, obligations and liabilities under and by virtue of the Ground Leases, Leases and Assigned Contracts on and after the Closing Date.

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Whenever in this Agreement, or in any document or certificate executed on behalf of any Seller pursuant to this Agreement, reference is made “to Seller’s knowledge” or “known to Seller” (or words of similar phrasing), such shall be deemed to refer to the actual, conscious knowledge of the following individuals without any duty of inquiry or investigation: (1) Joshua A. Pack, (2) William Turner, and (3) Nancy Sedlak. In no event shall any of said named individuals have any personal liability or obligations for Seller’s representations or warranties provided in this Section 5.

All representations, warranties and covenants of any Seller in this Agreement are made as of the date of this Agreement and as of the Closing and shall only survive the Closing for a period of six (6) months, and Buyer’s right to indemnification set forth in Section 5(l) shall expire and shall be of no further force or effect on the date that is six (6) months after the Closing Date. Any disclosure made on any Schedule hereto with respect to any provision of Section 5 will be deemed disclosed as to all other provisions of Section 5 to the extent that it is reasonably apparent from such disclosure that such disclosure also qualifies or applies to such other provisions.

6.            Seller Change Notice; New Contracts.

(a)          Seller may give written notice to Buyer if, due to any change in circumstance occurring after the Effective Date or Seller obtaining any knowledge not possessed on the Effective Date, any representation or warranty of Seller regarding or relating to any Property becomes untrue or incorrect prior to Closing (a “Seller Change Notice”). In the event Seller delivers a Seller Change Notice to Buyer, Buyer may, within five (5) Business Days after Buyer’s receipt of the Seller Change Notice, either (a) waive any such matter or circumstance which is the subject of such Seller Change Notice or (b) deliver written notice to Seller of Buyer’s objection to such matter (a “Buyer Objection Notice”). If Buyer fails to deliver to Seller either such written waiver or a Buyer Objection Notice within said five (5) Business Days, Buyer shall be deemed to have waived any such matter or circumstance in its entirety. If Buyer delivers to Seller a Buyer Objection Notice, Seller shall have the right, but not the obligation, to cure or remedy such matter or circumstance to Buyer’s satisfaction, in Buyer’s reasonable discretion, within five (5) Business Days after Seller’s receipt of the Buyer Objection Notice. If Seller fails to cure or remedy such matter within said five (5) Business Days, Buyer may, within five (5) Business Days after the expiration of said five (5) Business Day cure period, either waive in writing any such matter or circumstance which is the subject of such Seller Change Notice or deliver written notice to Seller of Buyer’s election to remove the applicable Property from this Agreement, in which event the Purchase Price shall be reduced by the ACB for such Property, and neither Party shall have any further rights or obligations under this Agreement with respect to such Property (except any provisions that expressly survive termination of this Agreement). If Buyer fails to deliver either such written waiver or such written notice of removal to Seller within said five (5) Business Days, Buyer shall be deemed to have waived its right to remove such Property from this Agreement pursuant to this Section 6(a). If necessary, the Closing Date shall be automatically extended for the period of time needed to implement the provisions of this Section and allow for an orderly Closing. If Buyer does not exercise such right to remove such Property and the Closing occurs with respect to such Property, then at the Closing the Buyer shall be deemed to have accepted the modified representation and warranty of

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Seller as set forth in the Seller Change Notice regarding such Property. Notwithstanding the foregoing, (x) Seller hereby notifies Buyer that Seller may not have fully reviewed all documents recorded against title to the Properties prior to the Effective Date, and that Seller may deliver one or more Seller Change Notices after the Effective Date regarding any matters affecting title to any Property including without limitation any Purchase Option, and (y) subject to the condition precedent to Buyer’s obligation to purchase described in Section 12(a)(ii), Buyer agrees that it shall not have any right to remove any Property from this Agreement by reason of a Seller Change Notice regarding any Purchase Option.

(b)          From and after the Effective Date through and including the date that is three (3) Business Days prior to the last day of the Due Diligence Period, Seller may enter into any Contract from time to time, in each case in Seller’s discretion and without first obtaining Buyer’s consent; provided, however, that Seller shall have delivered a draft copy of any such Contract to Buyer not later than five (5) Business Days prior to the last day of the Due Diligence Period. From and after the date that is two (2) Business Days prior to the last day of the Due Diligence Period through and including the Closing Date, Seller may enter into any Contract from time to time, which Contract shall be subject to Buyer’s prior written consent not to be unreasonably withheld, conditioned or delayed. In no event shall any of the foregoing be construed to require Buyer’s consent to any Permitted Encumbrance or any actions of third parties under any Contact where Seller does not have a consent or approval right regarding such actions. Notwithstanding the foregoing, any Contract entered into by Seller pursuant to this Section 6(b) shall not be deemed a breach of any representation or warranty of Seller under this Agreement (and all representations and warranties of Seller hereunder shall be deemed qualified thereby). In addition, without limiting anything contained in Section 16, in no event shall any damage, destruction or eminent domain taking regarding any Property occurring after the Effective Date be deemed a breach of any representation or warranty of Seller under this Agreement (and all representations and warranties of Seller hereunder shall be deemed qualified thereby).

7.            Buyer’s Knowledge of Inaccurate Representations and Warranties. In the event that, prior to the Closing, Buyer obtains knowledge that any representation or warranty of Seller set forth in Section 5 regarding or relating to any Property is inaccurate (other than pursuant to a Seller Change Notice), then Buyer may notify Seller in writing of such inaccuracy (a “Representation Objection Notice”). If Buyer delivers a Representation Objection Notice, Seller shall have the right, but not the obligation, to cure or remedy such matter or circumstance to Buyer’s satisfaction, in Buyer’s sole and absolute discretion, within three (3) Business Days after Seller’s receipt of the Representation Objection Notice. If Seller fails to cure or remedy such matter within said three (3) Business Days, Buyer may, within three (3) Business Days after the expiration of said three (3) Business Day cure period, either waive any such matter or circumstance which is the subject of such Representation Objection Notice or deliver written notice to Seller of Buyer’s election to remove the applicable Property from this Agreement. If Buyer fails to deliver either such written waiver or such written notice of removal to Seller within said three (3) Business Days, Buyer shall be deemed to have waived any objection to such representation or warranty inaccuracy in its entirety. In the event Buyer delivers written notice of election to remove the applicable Property from this Agreement, then (a) such Property shall be removed from this Agreement, in which event the Purchase Price shall be reduced by the

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ACB for such Property, and neither Party shall have any further rights or obligations under this Agreement with respect to such Property (except any provisions that expressly survive termination of this Agreement), and (b) if such inaccuracy resulted from a change in circumstance occurring after the date of this Agreement through no act or omission by Seller, including without limitation Seller obtaining any knowledge not possessed on the date of this Agreement, then Seller shall not be deemed in breach of this Agreement and all obligations of Seller hereunder (except the provisions in this Agreement that expressly survive termination of this Agreement) with respect to such Property shall terminate and be of no further force or effect. If necessary, the Closing Date shall be automatically extended for the period of time needed to implement the provisions of this Section and allow for an orderly Closing. If Buyer does not exercise such right to remove the applicable Property and the Closing occurs with respect to such Property, then at the Closing Buyer shall be deemed to have waived all rights and remedies on account of any representation or warranty of Seller to the extent, but only the extent, that Buyer had knowledge prior to the Closing that such representation or warranty was not accurate.

8.            Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows:

(a)          Good Standing; Authority; Binding Agreement Buyer is duly organized (or formed), validly existing and in good standing under the Laws of its state of organization. Buyer has the power and authority to execute and deliver this Agreement and all closing documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. Neither the execution and delivery of this Agreement and all closing documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound. When executed and delivered by Buyer and Seller, this Agreement shall constitute the valid and binding agreement of Buyer, and shall be enforceable against Buyer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)          Requisite Action. All requisite action on the part of Buyer has been taken by Buyer in connection with making and entering into this Agreement and has been or will be taken by Buyer in connection with the consummation of the purchase and sale provided for herein.

(c)          Specially Designated National or Blocked Person. Neither Buyer nor any of Buyer’s officers or directors is a Specially Designated National or Blocked Person.

All representations and warranties of Buyer in this Section 8 are made as of the date of this Agreement and as of the Closing and shall only survive the Closing for a period of six (6) months.

9.            Assumption Loans.

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(a)          Within five (5) Business Days following the Effective Date, Seller and Buyer shall each jointly submit to each lender under each Assumption Loan (“Lender”) a mutually acceptable request for a consent to the assumption of the Assumption Loan by Buyer (each such assumption as consented to by each Lender, a “Permitted Assumption. As used herein, the term “Required Lender Consent” means Lender’s approval of the consummation of the transactions described herein regarding the Properties encumbered by the Loan Documents pursuant to the terms of the Loan Documents, which approval shall be in such form and contain such terms and conditions as are reasonably acceptable to Seller and Buyer, including without limitation the assumption by Buyer of all of Seller’s obligations under the Loan Documents first arising from and after the Closing, and release by Lender of Seller and its existing guarantors from any and all responsibilities under the Loan Documents arising from and after the Closing Date. In connection with such request to Lender for a Required Lender Consent, Seller shall pay all of the following, subject to receiving reasonable written documentation thereof: (i) the reasonable and customary out-of-pocket costs and expenses incurred by and payable to Lender associated with the Required Lender Consent including, without limitation, fees charged by any third party underwriters or contractors hired by Lender in connection with issuing its consent to the assumptions, rating agency fees and attorneys fees of any of the foregoing, (ii) any application fee and other amounts associated with the Required Lender Consent then required to be paid to Lender pursuant to the Loan Documents, and (iii) all assumption fees associated with the Required Lender Consent provided for in the Loan Documents (clauses (i) through (iii) are collectively referred to as the “Assumption Loan Fees”). Buyer shall diligently pursue in good faith each Required Lender Consent. Seller shall reasonably cooperate with Buyer in efforts to obtain each Required Lender Consent. Without limiting anything contained in Section 22, time is of the essence with respect to the provisions of this Section 9.

(b)          Buyer acknowledges that the Loan Documents contain a “due on sale” provision, and that the transfer of the Assumption Loans to Buyer, as contemplated by this Agreement, would constitute a default or event of default under the Loan Documents unless (i) Required Lender Consent is first obtained, and (ii) the other conditions to assignment and assumption of the Assumption Loans (the “Assumption Loan Transfer Conditions”) are either satisfied or waived.

(c)          Buyer shall promptly provide to Lender such financial and other information as Lender may reasonably request in connection with the Assumption Loan Transfer Conditions, including, but not limited to, applicable financial statements as well as prior real estate experience of the principals. If required by Lender, the Required Lender Consent shall include the approval of any rating agency that has rated securities related to the Assumption Loan.

(d)          Buyer and Seller shall use commercially reasonable efforts in good faith to timely (i) satisfy the Assumption Loan Transfer Conditions for which it has the ability or obligation to meet and (ii) obtain the Required Lender Consent. Buyer shall keep Seller advised of its negotiations, submissions and progress in meeting the Assumption Loan Transfer Conditions and obtaining the Required Lender Consent, and Seller shall have the right, at its election, to have a representative present (in-person or telephonically) during any negotiations or other conversations between Buyer and any Lender, and to be delivered copies of any

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correspondence between Buyer and any Lender. Without limiting the foregoing, Buyer shall submit all information reasonably and customarily requested by Lender in an expeditious manner, forwarding copies of the submission letters to Seller.

10.           Estoppel Certificates; Purchase Option Waivers; Consents. Subject to the terms of this Section, within five (5) Business Days after Buyer approves or is deemed to approve the form and substance of the drafts of each of the following (as more particularly described below), Seller shall request all of the following: (a) subject to the terms of the applicable Lease and guaranty of Lease (“Lease Guaranty”), an estoppel certificate executed by each Tenant under each Lease, and each guarantor under each Lease Guaranty (“Guarantor”), which estoppel certificate shall be in the form attached to the applicable Lease or Lease Guaranty, or described in the applicable Lease or Lease Guaranty, and if not so attached or described, in a form substantially similar to the estoppel certificate attached hereto as Exhibit I with respect to the applicable Lease (“Tenant Estoppel”) or in a form substantially similar to the estoppel certificate attached hereto as Exhibit J with respect to the applicable Lease Guaranty (“Guarantor Estoppel”), (b) an estoppel certificate executed by each ground lessor under each Ground Lease, which estoppel certificate shall be in the form attached to the applicable Ground Lease, or described in the applicable Ground Lease, and if not so attached or described, in a form substantially similar to the estoppel certificate attached hereto as Exhibit K with respect to the applicable Ground Lease (“Ground Lessor Estoppel” together with any Tenant Estoppel and Guarantor Estoppel, the “Lease Estoppels”), (c) any Title Document Estoppel requested by Buyer pursuant to Section 4(b) (Lease Estoppels and Title Document Estoppels are collectively referred to herein as “Estoppel Certificates” and each individually as an “Estoppel Certificate”), (d) subject to the terms of the applicable Lease, a written waiver from each Tenant under each Lease of any Purchase Option contained in such Lease, in form and substance reasonably acceptable to Seller and Buyer (a “Tenant Purchase Option Waiver”), (e) subject to the terms of the applicable document, a written waiver from any other third party to any document recorded against title to any Property of any Purchase Option contained in such document (any such waiver, collectively with any Tenant Purchase Option Waiver, the “Purchase Option Waivers”), in form and substance reasonably acceptable to Seller and Buyer, and (f) any consent required from any ground lessor under any Ground Lease for the transfer of the applicable Property as contemplated herein, in form and substance reasonably acceptable to Seller and Buyer (which consent the Parties agree may be contained within the Ground Lessor Estoppel regarding such Property) (a “Ground Lessor Consent”). Buyer acknowledges that Seller shall have no obligation to declare any default or pursue any remedy (x) under any Lease, Lease Guaranty, or other agreement by reason of the failure of any Tenant, Guarantor or other third party to execute and deliver an Estoppel Certificate or a Purchase Option Waiver, or (y) under any Ground Lease by reason of the failure of any ground lessor under any Ground Lease to deliver any Ground Lessor Estoppel or Ground Lessor Consent. Without limiting Section 12(a), in no event shall any failure by any Tenant, Guarantor or other third party to deliver any Estoppel Certificate or Purchase Option Waiver, or the failure of any Ground Lessor to deliver any Ground Lessor Consent or Ground Lessor Estoppel, or of any other third party to deliver any other consent, or the exercise by any third party of any Purchase Option, constitute a breach by Seller under this Agreement; however, for the avoidance of doubt, receipt of the foreoing shall remain conditions of Closing pursuant to and in accordance with the terms of Section 12(a). In no event shall Seller have any obligation to request any Estoppel Certificate, Purchase Option Waiver, or Ground Lessor Consent, unless

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confidential

Alex Schaefer

American Realty Capital

Sep 09, 2013 14:13

and until Seller and Buyer have reasonably agreed on the Property or Properties regarding which it is required, and the form and substance thereof. Seller shall prepare drafts of all Estoppel Certificates, Purchase Option Waivers and Ground Lessor Consents for Buyer’s review within ten (10) Business Days following the Effective Date. Within five (5) Business Days after Seller’s delivery to Buyer of any draft Estoppel Certificate, Purchase Option Waiver or Ground Lessor Consent, Buyer shall either approve such draft document, or object to such draft document with a reasonably detailed explanation, in either case in a written notice delivered to Seller, and Buyer’s failure to deliver such written notice to Seller within such five (5) Business Day period shall be deemed Buyer’s approval of the form and substance of such draft document for all purposes hereunder.

11.           Conditions to Closing.

(a)          Buyer’s Conditions. The obligation of Buyer to acquire any Property on the Closing Date shall be subject to the satisfaction or written waiver by Buyer of the following conditions precedent on and as of the Closing Date:

(i)          Representations and Warranties of Seller. The representations and warranties of Seller set forth in Section 5 (subject to Section 6 and Section 7) shall be true, complete and correct in all material respects on and as of the Effective Date and on and as of the Closing Date.

(ii)         Seller’s Performance. Seller shall have performed all covenants and obligations required by this Agreement to be performed or delivered by it on or before the Closing Date.

(iii)        Seller’s Closing Deliveries. Seller shall have delivered all of the items to be delivered by Seller described in Section 12(c).

(iv)         Title Policies. Title Company shall be unconditionally obligated and prepared, subject only to payment of the applicable premium and other related charges and the recording, as applicable, of all conveyance documents, to issue each of the Title Policies to Buyer, subject only to the Permitted Encumbrances (and Non-Permitted Encumbrances, if waived, deemed waived, or accepted by Buyer pursuant to the terms of Section 4).

(v)          Third Party Condition Property. The conditions precedent in favor of Buyer described in Section 12(a) shall be satisfied with respect to any Third Party Condition Property.

(vi)         Outside Closing Date. Subject to Section 12(a), the Closing shall occur on or before the Outside Closing Date.

(vii)        SEC Requirements. Seller shall have complied with its obligations in Section 25.

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confidential

Alex Schaefer

American Realty Capital

Sep 09, 2013 14:13

(b)          Seller’s Conditions. The obligation of Seller to sell any Property on the Closing Date shall be subject to the satisfaction or written waiver by Seller of the following conditions precedent on and as of the Closing Date:

(i)          Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in Section 8 shall be true, complete and correct in all material respects on and as of the Effective Date and on and as of the Closing Date.

(ii)         Buyer’s Performance. Buyer shall have performed all covenants and obligations required by this Agreement to be performed or delivered by it on or before the Closing Date.

(iii)        Buyer’s Closing Deliveries. Buyer shall have delivered all of the items to be delivered by Buyer described in Section 12(d).

(iv)         Property Threshold Condition. At the Closing on the Closing Date, the Property Threshold Condition shall have been satisfied.

(v)          Third Party Condition Property. The conditions precedent in favor of Seller described in Section 12(a) shall be satisfied with respect to any Third Party Condition Property.

(vi)         Outside Closing Date. Subject to Section 12(a), the Closing shall occur on or before the Outside Closing Date.

Without limiting Seller’s right to waive the Property Threshold Condition in its entirety, Seller also has the right to reduce one or both percentages in the definition of Property Threshold Condition in Seller’s sole discretion.

12.           Closing; Third Party Condition Properties.

(a)          As used herein, “Closing” means the closing of the sale of the Properties as provided in this Agreement, “Closing Date” means the date the Closing occurs and “Outside Closing Date” means October 30, 2013 (subject to Section 17(e)). The Closing of the sale of the Properties by Seller to Buyer shall occur fifteen (15) days after the expiration of the Due Diligence Period, or at such earlier date agreed to by Seller and Buyer in writing (such Closing, the “Scheduled Closing” and such date the “Scheduled Closing Date”); provided, however, that (i) for any Property regarding which Seller is required to request an Estoppel Certificate pursuant and subject to Section 10, it shall be a condition precedent to Buyer’s obligation to purchase such Property that the Closing not occur until at least five (5) days after such Estoppel Certificate, with such commercially reasonable edits as the applicable third party may make thereto, has been delivered to Buyer, (ii) for any Property where Seller is required to request a Purchase Option Waiver pursuant and subject to Section 10, it shall be a condition precedent to Seller’s obligation to sell such Property, and Buyer’s obligation to purchase such Property, that the Closing not occur until at least five (5) days after such Purchase Option Waiver has been obtained (or the right of the applicable Person to exercise its Purchase Option under the applicable Lease or other instrument shall have expired pursuant to the express terms of the Lease or other instrument), (iii) for any Property where Seller is required to request a Ground

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Lessor Consent pursuant and subject to Section 10 (whether separately or within the applicable Ground Lessor Estoppel), it shall be a condition precedent to Seller’s obligation to sell such Property, and Buyer’s obligation to purchase such Property, that the Closing not occur until at least five (5) days after such Ground Lessor Consent (whether separately or within the applicable Ground Lessor Estoppel) has been obtained, and (iv) for any Property where the sale of such Property to Buyer is subject to a Permitted Assumption, it shall be a condition precedent to Seller’s obligation to sell, and Buyer’s obligation to purchase, such Property, that such Permitted Assumption is effected simultaneously with such sale. In the event that on the Scheduled Closing Date, any Estoppel Certificate (subject to commercially reasonable edits, as described above), Purchase Option Waiver, or Ground Lessor Consent requested hereunder has not yet been obtained regarding any Property (and Buyer and/or Seller has not waived its right not to close on the applicable Property as set forth in this Section), or a Permitted Assumption regarding any applicable Property cannot be effected because the applicable Lender has not yet approved the assumption of the applicable Assumption Loan by Buyer (any of the foregoing, a “Third Party Condition Property”), then the Scheduled Closing Date shall be automatically extended for the period of time needed to implement the provisions of this Section and allow for an orderly Closing; provided, however, that (1) the Closing shall occur on or before the Outside Closing Date, and (2) if a condition can not be satisfied as to a Third Party Condition Property on or prior to the Outside Closing Date, this Agreement shall terminate as to such Third Party Condition Property. Notwithstanding the foregoing, the Parties may mutually agree to extend the Outside Closing Date in lieu of clause (2) of the immediately preceding sentence.

(b)          It is anticipated that neither Party shall be required to be present at Closing and the Parties will deliver all Closing documents and deliverables in escrow to the Title Company prior to the Closing Date. The Closing shall occur in the offices of the Title Company commencing at 10:00 o’clock a.m., or at another place and/or time as mutually agreed upon by Seller and Buyer, on the Closing Date. At the Closing:

(c)          Seller shall deliver or cause to be delivered to Buyer the following:

(i)  for each Owned Property, a Deed in the form of Exhibit A (or a substantially equivalent state-specific form reasonably acceptable to Seller and Buyer for the state in which the particular Owned Property is located) (each, a “Deed”), duly executed by Seller and properly notarized and acknowledged;

(ii) for each Ground Leased Property:

(A)         two (2) counterpart originals of a Ground Lease Assignment in the form of Exhibit B (each, a “Ground Lease Assignment”), duly executed by Seller;

(B)         two (2) counterpart originals of a Memorandum of Ground Lease Assignment in the form of Exhibit C (or a substantially equivalent state-specific form acceptable to Seller for the state in which the particular Ground Leased Property is located) (each, a “Memorandum of Ground Lease Assignment”) regarding such Ground Leased Property (if there is a memorandum

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of ground lease already recorded against title to such Ground Leased Property), duly executed by Seller and properly notarized and acknowledged;

(iii)        two (2) counterpart originals of the Hopewell Supplemental Designation Agreement, duly executed by Seller;

(iv)         for each Seller, an IRC Section 1445 Certification in the form of Exhibit D (and any similar state and local certificates that the applicable Seller is entitled to deliver confirming that withholding tax is not required in connection with the transfer of the Properties by such Seller to Buyer);

(v)          any and all state, county and municipal transfer tax forms that are required to be executed and delivered by Seller;

(vi)         a Bill of Sale in the form attached hereto as Exhibit E;

(vii)        Owner’s title affidavits in the form attached hereto as Exhibit F;

(viii)      two (2) counterpart originals of an Assignment and Assumption of Leases in the form attached hereto as Exhibit G (“Assignment of Leases”), duly executed by Seller (or, in the event a Property is subject to a master Lease that encumbers property not subject to the Transaction, at Seller’s option, an individual lease in the form attached to such master Lease, duly executed by the applicable Tenant (a “New Lease”));

(ix)         two (2) counterpart originals of an Assignment and Assumption of Contracts in the form attached hereto as Exhibit H (“Assignment of Contracts”), duly executed by Seller;

(x)          an assignment and assumption of any Assumption Loan encumbering any applicable Property, and any other documents required as a part of any applicable Permitted Assumption, each in form and substance reasonably acceptable to Seller and Buyer (collectively, “Assumption Documents”), and duly executed, as applicable, by Seller and properly notarized and acknowledged, if applicable;

(xi)         such other instruments as are reasonably required by Title Company or otherwise required to proceed to the Closing and consummate the purchase and sale of the Properties in accordance with the terms of this Agreement; and

(xii)        evidence reasonably satisfactory to Buyer and Title Company that the person or persons executing documents on behalf of Seller have full right, power and authority to do so.

(d)          Buyer shall deliver to Seller:

(i)  payment by wire transfer in accordance with Section 2 (subject to credits and expense allocations described in this Agreement);

(ii) for each Ground Leased Property:

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(A)         two (2) counterpart originals of a Ground Lease Assignment regarding such Ground Leased Property, duly executed by Buyer; and

(B)         two (2) counterpart originals of a Memorandum of Ground Lease Assignment regarding such Ground Leased Property (if there is a memorandum of ground lease already recorded against title to such Ground Leased Property), duly executed by Buyer and properly notarized and acknowledged;

(iii)         two (2) counterpart originals of the Hopewell Supplemental Designation Agreement, duly executed by Buyer;

(iv)         a copy of the fully executed Hopewell Property Management Agreement;

(v)          any and all state, county and municipal transfer tax forms that are required to be executed and delivered by Buyer;

(vi)         any and all state and local forms with respect to such state’s or local jurisdiction’s withholding tax, if applicable, that are required to be executed and delivered by Buyer pursuant to such state’s or local jurisdiction’s Laws;

(vii)        two (2) counterpart originals of an Assignment of Leases (or a New Lease, if applicable), duly executed by Buyer;

(viii)      two (2) counterpart originals of an Assignment of Contracts, duly executed by Buyer;

(ix)         Assumption Documents, and duly executed, as applicable, by Buyer and properly notarized and acknowledged, if applicable;

(x)          such other instruments as are reasonably required by Title Company or otherwise required to proceed to the Closing and consummate the purchase and sale of the Properties in accordance with the terms of this Agreement; and

(xi)         evidence reasonably satisfactory to Seller and the Title Company that the person or persons executing documents on behalf of Buyer have the full right, power and authority to do so.

(e)          Buyer shall pay (i) the fees and disbursements of Buyer’s counsel and advisors, (ii) all costs associated with Buyer’s due diligence activities, including, without limitation, the costs of surveys, Phase I environmental reports and appraisals obtained by Buyer, (iii) all costs relating to any financing obtained by Buyer, including, without limitation, any recording costs, mortgage taxes, and any premiums regarding any lender’s policy of title insurance, but excluding any Assumption Loan Fees, (iv) one-half the cost of any escrow fees, (v) the cost of any endorsements to any Title Policy, and (vi) up to $7,000,000 toward the

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payment of the Other Closing Costs (the “Other Closing Costs Cap”) which shall be a credit to Seller on its Closing Statement.

(f)          Seller shall pay (i) the fees and disbursements of Seller’s counsel and advisors, (ii) the Assumption Loan Fees, (iii) one-half the cost of any escrow fees, (iv) Title Policy premiums (but not the cost of any endorsements to any Title Policy, which shall be paid by Buyer as set forth in Section 12(e) above), and (v) subject to Section 15, the amount of recording costs, deed stamp taxes, and transfer taxes incurred in connection with the sale of the Properties to Buyer and instruments delivered pursuant to this Agreement (collectively, the “Other Closing Costs”) in excess of the Other Closing Costs Cap.

(g)          Prorations.

(i)          Except as otherwise provided below, for each item prorated hereunder, the portion thereof allocable to periods beginning as of the Closing Proration Time (as hereinafter defined) shall be credited to Buyer, or charged to Buyer, as applicable, and the portion thereof allocable to periods ending as of the Closing Proration Time shall be credited to Seller, or charged to Seller, as applicable, all of which prorations shall be made with respect to applicable Properties at Closing or, in the case of allocations to be made after Closing, upon receipt of such payments or payment of such expenses, as the case may be. As used herein, “Closing Proration Time” means (x) if the Purchase Price (or allocated portion thereof) is received by Seller prior to 5:00 p.m. local New York, New York time on the Closing Date, as of 11:59 p.m. local New York, New York time on the day prior to the Closing Date, in which event Buyer shall be deemed owner of the applicable Properties on the Closing Date for the purposes of prorations hereunder, and (y) if the Purchase Price (or allocated portion thereof) is received by Seller at or after 5:00 p.m. local New York, New York time on the Closing Date, 11:59 p.m. local New York, New York time on the Closing Date in which event Seller shall be deemed owner of the applicable Properties on the Closing Date for the purposes of prorations hereunder.

If the Closing Statement reflects prorations calculated based on an incorrect Closing Proration Time, then either at Closing or upon reproration after Closing, Buyer and Seller shall reprorate as of the correct Closing Proration Time. Subject to the foregoing, prorations at Closing shall be calculated as follows:

(ii)         Any taxes, utility charges, maintenance expenses, Ground Lease rent, or other costs related to any Property and payable directly to any third party by any Tenant in accordance with any Lease shall not be prorated hereunder.

(iii)        To the extent not payable by Tenants directly to third parties as described in Section 12(g)(ii), all ad valorem real estate and personal property taxes and assessments with respect to the Properties for the period for which such taxes are assessed, regardless of when payable, shall be prorated as of the Closing Proration Time. If tax or assessment bills for the applicable tax year in which the Closing occurs are not available on the Closing Date, taxes or assessments, as applicable, shall be prorated at Closing based upon the tax and assessment bills for the previous tax year, or, if available, based upon the current assessed valuation and current millage rates; in such event Seller

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and Buyer shall reprorate the taxes and assessments as actual or final tax and assessment bills for the tax year in which the Closing occurs are available.

(iv)         To the extent not payable by Tenants directly to third parties as described in Section 12(g)(ii), water, sewer, gas, waste fee, fire protection, electric, telephone, and all other utility expenses and payments due or made with respect to the Properties shall be prorated as of the Closing Proration Time, based upon the utility bills for the preceding period, or, at Seller’s option, the meters with respect thereto read as of Closing. For any deposit that Seller has with any of the utility service or company servicing any Property, at Seller’s option either (A) Seller shall not assign to Buyer such deposit or rights thereto, or (B) Seller shall assign to Buyer such deposit and rights thereto and Seller shall receive a credit at Closing in the amount of such deposit. Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name with respect to the applicable Properties beginning at 12:01 a.m. on the Closing Date.

(v)          To the extent not payable by Tenants directly to third parties as described in Section 12(g)(ii), all other operating expenses of the Properties (including without limitation common area maintenance expenses and any fees as to which periodic payments are made for applicable licenses and permits assigned hereunder, if any), and any amounts prepaid or payable by or to Seller under any Contracts assumed by Buyer at Closing (including without limitation any Loan Documents) shall be prorated as of the Closing Proration Time. For the avoidance of doubt, the Parties agree that (A) no insurance policies of Seller shall be assumed by Buyer in connection with the Transaction and no insurance premiums shall be prorated hereunder, and Seller shall be entitled to any refunds of any premiums for such policies, and (B) no interest rate cap, swap, or similar financial instrument of Seller shall be assumed by Buyer in connection with the Transaction, and no amounts thereunder shall be prorated hereunder, and Seller shall be entitled to any amounts paid or payable thereunder.

(vi)         All rent payable by Tenants under the Leases for the calendar month in which the Closing occurs shall be prorated as of the Closing Proration Time.

(vii)        Tenant Inducement Costs regarding any of the Leases for the calendar month in which the Closing occurs shall be prorated as of the Closing Proration Time. “Tenant Inducement Costs” means any payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the Tenant thereunder that is in the nature of a tenant inducement, including, without limitation, tenant improvement costs, lease buyout costs (other than those accruing as a result of a buyout option executed by Buyer after the Closing Date, which buyout costs shall be Buyer’s sole and exclusive responsibility), moving, design, and refurbishment allowances, but specifically excluding legal fees or loss of income resulting from any free rental period (it being agreed that Seller shall bear the loss resulting from any free rental period until the Closing Proration Time and that Buyer shall bear such loss from and from and after the Closing Proration Time).

(viii)      Buyer shall receive a credit against the Purchase Price at Closing for all cash deposits then held by Seller under the Leases, or in the event any such deposit is

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held in the form of a letter of credit or similar instrument, Seller shall cause such letter of credit or similar instrument to be assigned to Buyer (to the extent assignable) at Closing.

(ix)         All rent payable under the Ground Leases is payable by Tenants directly to the applicable Ground Lease landlords and therefore shall not be prorated hereunder.

(x)          All escrowed or reserved funds related to the Assumption Loans, including any interest accrued thereon, held by any Lender for the benefit of Seller shall either be released to Seller at Closing or be a credit to Seller at Closing.

(xi)         If the actual amounts of any of the aforesaid proration items are unavailable as of the Closing Date, then such proration shall be made on the basis of an amount reasonably estimated by Buyer and Seller at Closing and Buyer and Seller shall thereupon reprorate such items at such times as the exact amounts for such proration items become available (but such prorations will be made within one (1) year after the Closing Date or upon such earlier date as the exact amounts for such proration become available); provided however, that no reproration adjustment shall be made if the aggregate net amount due is $10,000 or less. All amounts due from one Party to the other as a result of any reproration shall be paid promptly in cash to the Party entitled thereto. In order to enable Seller to determine whether any such delayed adjustment is necessary, Buyer shall provide to Seller current operating and financial statements and records (or such excerpts thereof as are sufficient to provide the information necessary for the determination of such adjustments) for the Properties upon request by Seller.

(xii)        Tenants under certain of the Leases are currently paying Seller certain amounts (referred to herein as “Tenant Reimbursements”) based on Seller’s estimates for real estate taxes and assessments, common area maintenance, operating expenses and other expenses (collectively, “Tenant Reimbursable Expenses”).

(A) At Closing, Seller shall be entitled to retain all Tenant Reimbursements collected as of Closing. After Closing, Seller shall determine Tenant Reimbursements paid to Seller by Tenants and Tenant Reimbursable Expenses incurred by Seller for the calendar year in which the Closing occurs. If the amount of Tenant Reimbursements collected by Seller for such year is less than (i) the amount of Tenant Reimbursable Expenses paid by Seller for such year (not including any such amounts paid by Seller but credited to Seller hereunder for periods following the Closing Proration Time), or (ii) the amount that Seller is entitled to recover under the terms of the applicable Leases for Tenant Reimbursable Expenses allocable to the period prior to the Closing Proration Time, then in the case of either (i) or (ii), Buyer shall promptly remit any such difference to Seller (and in the case both (i) and (ii) are true, Buyer shall promptly remit to Seller the higher of the two excess amounts). If the amount of Tenant Reimbursements collected by Seller for the calendar year in which the Closing occurs exceeds (x) the amount of Tenant Reimbursable Expenses paid by Seller for such year (not including any

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such amounts paid by Seller but credited to Seller hereunder for periods following the Closing Proration Time, or (y) the amount that Seller is entitled to recover under the terms of the applicable Leases for Tenant Reimbursable Expenses allocable to the period prior to the Closing Proration Time), then in the case of either (x) or (y), Seller shall remit such excess amounts to Buyer (and in the case both (x) and (y) are true, Seller shall promptly remit to Buyer the higher of the two excess amounts). Upon receipt of such excess amounts, Buyer shall be thereafter obligated to promptly remit the applicable portion to any particular Tenants entitled thereto, and Buyer shall indemnify, defend and hold Seller, its constituent members or partners, its agents and its direct and indirect principals, and all of their respective directors, officers, employees and agents harmless for, from and against any losses, claims, damages and liabilities, including, without limitation, reasonable attorneys’ fees and expenses incurred in connection therewith, arising out of or resulting from Buyer’s failure to remit any such amounts to any such Tenants in accordance with the provisions hereof.

(B)         Seller shall be responsible for the reconciliation with Tenants of Tenant Reimbursements and Tenant Reimbursable Expenses for any calendar year prior to that in which the Closing occurs. If the amount of Tenant Reimbursements collected by Seller for such prior years is less than the amount of Tenant Reimbursable Expenses paid by Seller for such period (or less than the amount which Seller is entitled to recover under the terms of the applicable Leases), then Seller shall be entitled to bill such Tenants and retain any such amounts due from Tenants. If the amount of Tenant Reimbursements collected by Seller for such prior calendar year exceeds the amount of Tenant Reimbursable Expenses paid by Seller with respect to such period (or the amount which Seller is entitled to recover under the terms of the Leases), then, to the extent required under the terms of the applicable Leases, Seller shall remit such excess amounts to the applicable Tenants. In connection with the foregoing, Seller shall be permitted to make and retain copies of all Leases and all billings concerning Tenant Reimbursements for such prior years, and Buyer covenants and agrees to provide Seller with reasonable access to the books and records pertaining to such Tenant Reimbursements, and to otherwise cooperate with Seller (at no cost to Buyer) for the purpose of enabling Seller to adequately respond to any claim by Tenants for reimbursement of Tenant Reimbursements previously paid by such Tenants.

(xiii) Notwithstanding anything to the contrary contained in this Agreement, Seller reserves the right to meet with Governmental Authorities and to contest any reassessment or assessment of any Property or any portion thereof and to attempt to obtain a refund for any taxes previously paid. Seller shall retain all rights with respect to any refund of taxes applicable to any period prior to the Closing Date.

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(xiv) The provisions of this Section 12(g) shall survive the Closing.

(h)          Seller shall file (or cause to be filed) applicable transfer tax or deed stamp tax documents as are required in accordance with applicable Law, and shall remit (or cause to be remitted) any such taxes as and when due. Each Party shall execute and deliver all instruments and certificates as are reasonably requested by the other Party and that are necessary to enable the Parties to comply with the foregoing and to enable the Parties to evidence any available exemption from, or reduction with respect to, the amount of any such taxes owed, which exemption or reduction Seller and/or Buyer is legally entitled to claim. This Section 12(h) shall survive the Closing.

13.           Notices. Any notice to be given hereunder to either Party shall be in writing and shall be given either by personal delivery (including express or courier service), by registered or certified mail, with return receipt requested, postage prepaid and addressed as follows, by facsimile sent by telefax during business hours on a Business Day (with receipt of confirmation), or by email to the applicable email address as follows (with receipt of confirmation):

If to Buyer, to:	Michael Weil
AR Capital, LLC
405 Park Avenue, 15th
Floor New York, NY 10022
Tel. No.: (212) 415-6505
Fax No.: (857) 207-3397
Email: mweil@arlcap.com

and to:	Jesse Galloway
AR Capital, LLC
405 Park Avenue, 15th Floor
New York, NY 10022
Tel. No.: (212) 415-6516
Fax No.: (646) 861-7751
Email: jgalloway@arlcap.com

and Property Documents (if provided by email) to:	duediligence@arlcap.com

With hard copies and/or cds to:	James A. (Jim) Mezzanotte
AR Capital, LLC
7621 Little Avenue, Suite 200
Charlotte, NC 28226
Tel. No.: (704) 626-4400
Fax No.: (212) 415-6507
Email: jmezzanotte@arlcap.com

If to Seller:	Fortress Investment Group LLC
1345 Avenue of the Americas
46th Floor
New York, NY 10105
Attention: Constantine Michael Dakolias
Email: ddakolias@fortressinv.com
Facsimile: (212) 798-6131

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with a copy to:	Fortress Investment Group LLC
10250 Constellation Boulevard, Suite 2350
Los Angeles, CA 90067
Attention: Joshua Pack and Will Turner
Email: jpack@fortress.com; wturner@fortress.com
Facsimile: (310) 228-3031

with a copy to:	Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, CA 90013-1010
Attention: Marc I. Hayutin, Esq.
Email: mhayutin@sidley.com
Facsimile: (213) 896-6600

and a copy to:	Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, CA 90013-1010
Attention: Edward C. Prokop, Esq.
Email: eprokop@sidley.com
Facsimile: (213) 896-6600

Any Party may, by written notice to the others, designate a different address, which shall be substituted for the one specified above. Any such notice shall be deemed to have been delivered upon its receipt or upon the second attempt at delivery, as evidenced by the regular records of the person or entity attempting delivery.

14.           Commissions. Each Party represents to the other that such Party has not incurred any obligation to any advisor, broker, or real estate agent, with respect to the purchase or sale of the Properties except for Barclays Capital Inc. (“Advisor”) and RCS Advisory Services, LLC (“RCS”), which obligation to Advisor has been incurred by Seller pursuant to a separate agreement with Advisor and which obligation to RCS has been incurred by Buyer pursuant to a separate agreement with RCS. Seller shall, upon Closing, pay to Advisor the appropriate fee pursuant to the terms of the agreement with Advisor and shall indemnify and hold Buyer harmless for, from and against any and all claims, demands, causes of action, debts, liabilities, judgments and damages (including costs and reasonable attorneys’ fees actually incurred in connection with the enforcement of this indemnity) that may be asserted or recovered against Seller on account of any fee or other compensation arising by reason of Seller’s breach of this representation and warranty. Buyer shall, upon Closing, pay to RCS the appropriate fee pursuant to the terms of the agreement with RCS and shall indemnify and hold Seller harmless for, from and against any and all claims, demands, causes of action, debts, liabilities, judgments and damages (including costs and reasonable attorneys’ fees actually incurred in connection with the enforcement of this indemnity) that may be asserted or recovered against Buyer on account of any fee or other compensation arising by reason of Buyer’s breach of this representation and warranty. Except for Advisor and RCS and such fees payable as set forth above, Seller and Buyer each hereby (a) represents and warrants to the other that it has not employed, retained or consulted any advisors, broker, agent, or finder in carrying on a negotiation in connection with this Agreement or the transactions contemplated hereby, and (b) indemnifies and agrees to hold the other harmless for, from and against any and all claims, demands, causes of action, debts, liabilities, judgments and damages (including costs and reasonable attorneys’ fees actually incurred in connection with the enforcement of this indemnity) that may be asserted or recovered against the indemnified Party on account of any advisory fee, brokerage fee, commission or

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other compensation arising by reason of the indemnitor’s breach of this representation and warranty. This Section shall survive the Closing or any termination of this Agreement.

15.         Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding on the Parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement may be assigned by Buyer without the consent of Seller, upon at least ten (10) days prior written notice by Buyer to Seller, so long as the assignment is to one or more Affiliates of Buyer and Buyer pays any and all realty transfer taxes due and payable in connection with any such assignment (which payment amount Buyer agrees shall not be subject to the Other Closing Costs Cap); provided, however, that in no event shall Buyer be released of its obligations hereunder. Buyer is entering into this Agreement for and on behalf of related special purpose entities as set forth on Schedule 15 (each an “Approved Assignee”) and intends to assign, in accordance with and subject to the terms of this Section 15, each Approved Assignee its respective rights hereunder prior to Closing. The notice address for each Approved Assignee is 106 York Road, Jenkintown PA 19046. Upon at least ten (10) days prior written notice by Buyer to Seller, Buyer may designate one or more separate Affiliates of Buyer to take title to any Property. There are no third party beneficiaries of this Agreement.

16.         Destruction, Damage or Taking Before Closing. Seller shall promptly notify Buyer after Seller receives notice of any damage to or destruction of all or any portion of a Property by fire or other casualty. If the Tenant under the Lease encumbering such Property does not have any express right in the Lease to terminate the Lease with respect to such Property as a result of such damage or destruction, then such Property shall not be removed from this Agreement by reason of such damage or destruction, and Seller shall assign to Buyer all casualty insurance proceeds available to Seller with respect thereto (subject to the terms of such Lease). If the Tenant under the Lease encumbering such Property does have an express right contained in the Lease to terminate the Lease with respect to such Property as a result of such damage or destruction, then Buyer shall have, as its sole and exclusive remedy, (i) the option to remove such Property from the Properties to be sold by Seller to Buyer under this Agreement, within ten (10) Business Days after its receipt of notice from Seller as set forth above, by notice in writing to Seller, or (ii) if Buyer does not elect to remove such Property from the Properties to be to be sold by Seller to Buyer under this Agreement, Buyer shall take title to the Property subject to such damage or destruction, and Seller shall assign to Buyer all casualty insurance proceeds available to Seller with respect thereto (subject to the terms of such Lease). Seller shall promptly notify Buyer after Seller receives notice of any eminent domain taking or the issuance of a notice of an eminent domain taking with respect to all or any portion of a Property. If the Tenant under the Lease encumbering such Property does not have any express right in the Lease to terminate the Lease with respect to such Property as a result of such eminent domain taking, then such Property shall not be removed from this Agreement by reason of such eminent domain taking, and Seller shall assign to Buyer any eminent domain award available to Seller with respect thereto (subject to the terms of such Lease). If the Tenant under the Lease encumbering such Property does have an express right in the Lease to terminate the Lease with respect to such Property as a result of such eminent domain taking, then Buyer shall have, as its sole and exclusive remedy, (x) the option to remove such Property from the Properties to be sold by Seller to Buyer under this Agreement, within ten (10) Business Days after its receipt of notice from Seller as set forth above, by notice in writing to Seller, or (y) if Buyer does not elect to remove such Property from the Properties to be to be sold by Seller to Buyer under this Agreement, Buyer shall take title to the Property subject to such eminent domain taking, and Seller shall assign to Buyer any eminent domain award available to Seller with respect thereto (subject to the terms of such Lease). If Buyer exercises its right to remove any Property pursuant to this Section, the Purchase Price shall be reduced by the ACB for such Property, neither Party shall have any further rights or obligations under this Agreement with respect to such Property (except under provisions of this Agreement that expressly survive termination of this Agreement), and this Agreement shall remain in full force and effect regarding the balance of the Properties, subject to the terms hereof. In no event shall the Purchase Price be reduced by reason of any damage, destruction or eminent domain taking

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involving any Property except as expressly set forth in this Section. This Section 16 is an express agreement to the contrary of Section 5-1311 of the New York General Obligations Law.

17.         Termination and Remedies.

(a)          If for any reason the Closing does not occur, Title Company shall deliver the Earnest Money to Seller or Buyer only upon receipt of a written demand therefor from such Party, subject to the following provisions of this subsection (a). Subject to the last sentence of this subsection (a), if for any reason the Closing does not occur and either Party makes a written demand (the “Demand”) upon Title Company for payment of the Earnest Money, Title Company shall give written notice to the other Party of the Demand within one (1) Business Day after receipt of the Demand. If Title Company does not receive a written objection from the other Party to the proposed payment within five (5) Business Days after the giving of such notice by Title Company, Title Company is hereby authorized to make the payment set forth in the Demand. If Title Company receives such written objection within such period, Title Company shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.

(b)          If the sale of any of the Properties is not consummated due to a Buyer’s breach of this Agreement, then Seller, as its sole and exclusive remedy, shall have the right to terminate this Agreement by notifying Buyer thereof, in which event the Title Company shall, without need for a further release document to Title Company, deliver to Seller as liquidated damages, the Earnest Money, whereupon neither Buyer nor Seller shall have any further rights or obligations hereunder, except those provisions that expressly survive termination. Seller and Buyer hereby acknowledge and agree they have included the provision for payment of liquidated damages because, in the event of a breach by Buyer, the actual damages incurred by Seller can reasonably be expected to approximate the amount of liquidated damages called for, and because the actual amount of such damages would be difficult if not impossible accurately to measure. After negotiation, the Parties have agreed that, considering all the circumstances existing on the date of this Agreement, the amount of the Earnest Money is a fair and reasonable estimate of the damages that Seller would incur in the event of a Buyer’s breach. The Parties hereto hereby acknowledge that it is impossible to more precisely estimate the specific damage that might be suffered by

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Seller, and the Parties hereto expressly acknowledge and intend that this provision shall be a provision for the retention of earnest money pursuant to the applicable provisions of the Laws of the State of New York and any other local Law and not as a penalty. By placing its initials below, each Party specifically confirms the accuracy of the statements made above and the fact that each Party was represented by counsel who explained, at the time this agreement was made, the consequences of this liquidated damages provision. Notwithstanding the foregoing, this liquidated damages provision shall not limit Seller’s right to (i) receive reimbursement for or recover damages in connection with Buyer’s indemnifications of Seller expressly set forth herein, (ii) injunctive relief for Buyer’s breach of Buyer’s obligations under Section 18, and/or (iii) pursue any and all remedies available at law or in equity in the event that following any termination of this Agreement, Buyer or any party related to or affiliated with Buyer wrongfully asserts any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.

WITHOUT LIMITING ANYTHING CONTAINED IN SECTION 20, (X) THE PAYMENT OF LIQUIDATED DAMAGES UNDER THIS AGREEMENT IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE §3275 OR §3369 BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER WITHIN THE MEANING OF CALIFORNIA CIVIL CODE §§1671, 1676, AND 1677, AND (Y) THE LIQUIDATED DAMAGES PROVIDED UNDER THIS AGREEMENT ARE REASONABLE AND ARE NOT INTENDED AS A PENALTY WITHIN THE MEANING OF NEW JERSEY STATUTES 12A:2-718(1).

Buyer’s Initials	Seller’s Initials

(c)          If the sale of any of the Properties is not consummated due to a Seller’s breach of this Agreement, Buyer shall have the right, as its sole and exclusive remedy, to (i) terminate this Agreement by notifying Seller thereof, in which case the Title Company shall deliver the Earnest Money to Buyer, whereupon neither Party hereto shall have any further rights or obligations hereunder, except those provisions that expressly survive termination, and Seller shall reimburse Buyer its actual documented third party out-of-pocket expenses incurred by Buyer with respect to the Properties, such amount not to exceed $12,500 for any Property or $500,000 in the aggregate, or (ii) enforce specific performance of Seller’s obligations hereunder; provided, however, that if Buyer elects to enforce specific performance of Seller’s obligations hereunder, and specific performance regarding any Property is not available to Buyer pursuant to applicable Law, then this Agreement shall terminate with respect to such Property (whereupon neither Party hereto shall have any further rights or obligations hereunder with respect to such Property, except those provisions that expressly survive termination), and Seller shall reimburse Buyer its actual documented third party out-of-pocket expenses incurred by Buyer with respect to such Property, such amount not to exceed $12,500 for any Property or $500,000 in the aggregate.

(d)          If the Properties (as such term is modified pursuant to the terms hereof to take into account removals of specific Properties from this Agreement) remain unsold as of the Outside Closing Date (or such extended Closing Date mutually agreed to by the Parties pursuant to Section 12(a)) due to the failure of any condition precedent (or if at any time the Property

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Threshold Condition (i) cannot be satisfied due to removal of Properties pursuant to the terms hereof and (ii) is not then waived by Seller, or the percentages in the definition thereof reduced by Seller, so that it can still be satisfied) and no Buyer’s breach has occurred under this Agreement, then the Title Company shall return the Earnest Money to Buyer, less Buyer’s share of escrow fees pursuant to Section 12(e), whereupon neither Party hereto shall have any further rights or obligations hereunder, except under those provisions that expressly survive termination of this Agreement; provided, however, that in the event that the Properties have not been sold to Buyer as of the Outside Closing Date due solely to the Property Threshold Condition not having been satisfied, or modified or waived by Seller (and, for the avoidance of doubt, not due to the failure of any other conditions precedent described in Section 11, a breach by Buyer hereunder, or other reason), then Seller shall reimburse Buyer its actual documented third party out-of-pocket expenses incurred with respect to the Properties in connection with the Transaction, such amount not to exceed $500,000 in the aggregate.

(e)          Notwithstanding anything to the contrary herein, in the event that Seller or Buyer is in breach of this Agreement during the period up to (and including) Closing hereunder, the non-breaching Party shall, prior to exercising any remedies provided herein on account of such breach, deliver written notice to the breaching party, and the breaching Party shall have a period up to five (5) Business Days in which to cure such breach (and the Closing hereunder and, if applicable, the Outside Closing Date, shall be subject to a one-time extension if and as necessary to accommodate such five (5) Business Day grace period); provided, however, if such breach cannot be cured within said five (5) Business Day period, the breaching Party shall have an additional period of up to five (5) Business Days in which to cure such breach (and the Closing hereunder and, if applicable, the Outside Closing Date, shall be subject to a one-time extension if and as necessary to accommodate such five (5) Business Day grace period) and, only to the extent the right to the additional five (5) Business Day grace period is exercised, the breaching Party shall reimburse the non-breaching Party its actual documented third party out-of-pocket expenses incurred by such non-breaching Party as a result of such extension, including without limitation attorneys fees and lender fees), failing which the non-breaching party shall have and may exercise all rights and remedies provided herein.

(f)          The Parties acknowledge that Title Company is acting solely as a stakeholder at their request and for their convenience, that Title Company shall not be deemed to be the agent of either of the Parties, and that Title Company shall not be liable to either of the Parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from Title Company’s mistake of law respecting Title Company scope or nature of its duties. Title Company has executed this Agreement in the place indicated on the signature page hereof in order to confirm that Title Company has received and shall hold the Earnest Money in escrow, and shall disburse the Earnest Money pursuant to the provisions of this Agreement.

18.           Confidentiality. Subject to the terms of this Section 18, Buyer and Seller shall each maintain as confidential (and each shall cause its Representatives to maintain as confidential) any and all Proprietary Information obtained in connection with this Agreement and the Transaction, and accordingly, each Party agrees not to disclose all or any portion of such

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Proprietary Information to any third party for any reason pursuant to and subject to the following:

(a)          Prior to Closing, each item of Proprietary Information shall be used by the recipient thereof solely for the purpose of evaluating and determining such recipient’s interest in consummating the Transaction, and effecting the consummation of the Transaction. Each Party agrees that it will not make copies of, or permit any other Person to make copies of, the Proprietary Information for any reason. Each Party agrees that it will not retain any item of Proprietary Information after the use thereof is no longer required, and that it will either destroy or return to the other Party all written materials constituting Proprietary Information, except to the extent that such destruction is prohibited by Law. Notwithstanding anything to the contrary contained in this Section 18, each Party shall be permitted to disclose any or all of the Proprietary Information: (i) to those principals, directors, partners, members, employees, representatives, lenders, consultants, counsel, accountants and other professional advisors (collectively, “Representatives”) of such Party who have a legitimate need to review or know such Proprietary Information and who have, prior to disclosure, agreed in writing to be bound by the terms of confidentiality set forth in this Section 18, (ii) any government or self-regulatory agency whose supervision or oversight such Party or any of its affiliates may be subject to the extent required by applicable Law, any Governmental Authority or a court of competent jurisdiction, in each case to the extent reasonably necessary to comply with any legal or regulatory requirements to which such Party or its affiliates may be subject, provided that (A) the non-disclosing Party is given within a commercially reasonable time period written notice of the existence, terms, and circumstances of any such requirement prior to making such disclosure, (B) the disclosing Party provides reasonable opportunity and assistance to the non-disclosing Party in any attempt by the non-disclosing Party to prevent or limit such disclosure, and (C) the disclosing Party uses its best efforts to preserve the confidentiality of the Proprietary Information, and (iii) to a court of competent jurisdiction in connection with any enforcement action regarding this Agreement or the Transaction. Except any disclosure pursuant to clause (iii) of the immediately preceding sentence, upon disclosing Proprietary Information to any Person to the extent permitted hereunder, Buyer or Seller, as applicable, shall advise such Person of the confidential nature thereof, and shall take all reasonable precautions to prevent the unauthorized disclosure of such information by such Person.

(b)          In addition, at or prior to the Closing neither Party shall issue any press release or other public announcement regarding the Transaction without first obtaining the other Party’s written approval with respect to the release or announcement and the content thereof (such approval not to be unreasonably withheld, conditioned or delayed).

(c)          After the Closing, each of Buyer and Seller shall be permitted to make such disclosures regarding the Properties subject to the Closing as are similar or consistent with such Party’s general public disclosure policy, including disclosures made by each of Seller and Buyer and their respective Affiliates to their investors, lenders and analysts; provided, however, that, subject to clauses (a)(i)-(iii) above in this Section 18, (i) in no event shall this Agreement, any document delivered in connection herewith, or any of the terms or conditions hereof (including without limitation the Purchase Price, the ACBs or the Allocated Purchase Prices) be disclosed by Buyer or Seller, except that Seller may disclose any of same to investors in private

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funds subject to confidentially obligations and managed by an Affiliate of Seller, and (ii) Buyer shall not disclose the name of any Affiliate of Seller (including without limitation Fortress Investment Group LLC). Nothing contained in this Section 18 shall limit or restrict the disclosure of Proprietary Information (x) by Seller to any Tenant, Lender, Ground Lessor, or other third party in connection with the request for or negotiation of any Estoppel Certificate, Required Lender Consent, Purchase Option Waiver, Ground Lessor Consent, or notice or required consent under any agreement to which Seller is a party or is bound, provided that Seller deems such disclosure reasonably necessary or advisable in connection with the Transaction, or (y) in connection with any reasonable and customary recordation or filing of any document delivered in connection with the Closing, including without limitation any filings made in connection with any state or local bulk sale requirements. In addition, nothing in this Section 18 shall restrict Seller’s use and disclosure of any information regarding any Property, including without limitation information obtained from Buyer, (A) if for any reason such Property is removed from this Agreement or this Agreement terminates prior to any transfer of such Property from Seller to Buyer, or (B) in connection with any sale of such Property to a third party pursuant to the exercise of a Purchase Option.

(d)          This Section 18 shall survive any termination of this Agreement.

19.           As-Is Sale.

(a)          EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, (a) BUYER HAS AGREED TO ACCEPT EACH PROPERTY ON THE CLOSING DATE ON AN “AS IS” BASIS. SELLERS AND BUYER AGREE THAT EACH PROPERTY WILL BE SOLD “AS IS, WHERE IS, WITH ALL FAULTS” WITH NO RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE, AND, EXCEPT AS SET FORTH IN SECTION 5 OF THIS AGREEMENT (AS POTENTIALLY MODIFIED PURSUANT TO SECTION 6 AND SECTION 7 OF THIS AGREEMENT), SUCH SALE WILL BE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, WARRANTY OF INCOME POTENTIAL, OPERATING EXPENSES, USES, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE), AND SELLER DISCLAIMS AND RENOUNCES ANY SUCH REPRESENTATION OR WARRANTY.

(b)          Buyer acknowledges and agrees that, except as expressly provided in Section 5 of this Agreement (as potentially modified pursuant to Section 6 and Section 7 of this Agreement), Seller has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (i) the value of any Property; (ii) any Contracts, (iii) any party to any Contract; (iv) the income to be derived from any Property; (v) the suitability of any Property for any and all activities and uses which Buyer may conduct thereon, including the possibilities for development of any Property; (vi) the habitability, marketability, merchantability, profitability or fitness for a particular purpose of any Property; (vii) the manner, quality, state of repair or lack of repair of any Property; (viii) the nature, quality or condition of any Property, including without limitation, soils and geology; (ix) the compliance of or by any

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Property or its operation with any Laws of any applicable governmental authority or body; (x) compliance with any environmental protection, pollution or land use Laws; (xi) the presence or absence of Hazardous Materials at, on, under, or adjacent to any Property; (xii) the content, completeness or accuracy of the Property Documents; (xiii) the conformity of any Property to past, current or future applicable zoning or building requirements; (xiv) deficiency of any drainage or undershoring; (xv) that a Property may be located on or near earthquake faults; (xvi) the existence or non-existence of land use, zoning or building entitlements affecting any Property; (xvii) the land use status of any Property, including, but not limited to, general plan status, specific plan status, zoning status, or subdivision status; (xviii) the applicability of any endangered species acts and the existence of any species protected thereunder; or (xix) any other matter. Buyer further acknowledges and agrees that having been given the opportunity to inspect each Property and having obtained and examined such information and documentation affecting each Property as Buyer has deemed necessary or appropriate, Buyer is relying solely on its own investigations and review, and not on any information provided or to be provided by Seller.

(c)          Except as provided in this Section 19 (including without limitation Section 19(b)), effective from and after the Closing with respect to any Property, Buyer hereby waives, releases, acquits, and forever discharges Seller, and Seller’s agents, directors, officers, and employees to the maximum extent permitted by Law, of and from any and all claims, actions, causes of action, demands, rights, liabilities, damages, losses, costs, expenses, or compensation whatsoever, direct or indirect, known or unknown, foreseen or unforeseen, that it now has or that may arise in the future because of or in any way growing out of or connected with this Agreement related to such Property and such Property (including without limitation the condition of such Property). With respect to the claims released in this Section 19(c), Buyer expressly waives any rights or benefits available to it under the provisions of Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Buyer acknowledges that its attorney at law has explained to it the meaning and effect of this statute. Buyer understands fully the statutory language of California Civil Code Section 1542, and, with this understanding, Buyer nevertheless elects to, and does, assume all risk for claims released under this Agreement whether arising before or after this Agreement and whether now known or unknown, and Buyer specifically waives any rights it may have under California Civil Code Section 1542 and any successive sections or statutes of a similar nature. Buyer fully understands that if the facts with respect to which this Agreement is executed are later found to be other than or different from the facts now believed by it to be true, it expressly accepts and assumes the risk of that possible difference in facts and agrees that this Agreement shall be and remain effective notwithstanding that difference in facts.

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confidential

Alex Schaefer

American Realty Capital

Sep 09, 2013 14:13

(d)          The provisions of this Section 19 shall survive the Closing and termination of this Agreement and shall not be deemed to have merged with or into the Deed to any Owned Property or the Ground Lease Assignment for any Ground Leased Property.

Buyer’s Initials	Seller’s Initials

20.          Governing Law.

(a)          This Agreement shall be governed and construed in accordance with the Laws of the State of New York without regard to conflicts of laws principles, and except in any action to specifically enforce performance of this Agreement, in which event the Law of the state of the Property with respect to which such specific performance is requested shall govern.

(b)          EACH OF SELLER AND BUYER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, OR WITHIN THE COUNTY AND STATE IN WHICH ANY OF THE REAL PROPERTIES IS LOCATED IN THE EVENT OF ANY ACTION TO SPECIFICALLY ENFORCE PERFORMANCE OF THIS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. SELLER AND BUYER EACH ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE REAL PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

(c)          EACH OF BUYER AND SELLER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT. SELLER AND BUYER EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS SUBSECTION ARE A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THE AGREEMENT.

21.          Attorneys’ Fees. Notwithstanding anything contained in Section 12 or elsewhere in this Agreement, if any Party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing Party shall pay to the prevailing Party a reasonable sum for attorneys’ fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs, separate from the judgment, incurred in enforcing such

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judgment. The prevailing Party shall be determined by the trier of fact based upon an assessment of which Party’s major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues. For the purposes of this section, attorneys’ fees shall include, without limitation, fees incurred in the following: (a) post-judgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examinations; (d) discovery; and (e) bankruptcy litigation. This Section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

22.           Miscellaneous.

(a)          Further Assurances. Each of the Parties shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of this Agreement.

(b)          Relationship of Parties. The Parties agree that their relationship is that of a seller and a buyer, respectively, and that nothing contained in this Agreement shall make either Party the fiduciary of the other for any purpose whatsoever, nor shall this Agreement be deemed to create any form of business organization between the Parties, including without limitation a joint venture or partnership, nor is either Party granted any right or authority to assume or create any obligation or responsibility on behalf of the other Party, nor shall either Party be in any way liable for any debt of the other.

(c)          No Waiver. The waiver by one Party of the performance of any covenant, condition or promise, or of the time for performing any act, under this Agreement shall not invalidate this Agreement nor shall it be considered a waiver by such Party of any other covenant, condition or promise, or of the time for performing any other act required, under this Agreement. The exercise of any remedy for which this Agreement provides shall not be a waiver of any remedy provided by Law, and the provisions of this Agreement for any remedy shall not exclude any other remedies unless they are expressly excluded.

(d)          Severability. If any provision of this Agreement shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null, void or against public policy, the remaining provisions of this Agreement shall not be affected thereby and shall remain in force and effect to the full extent permissible by Law.

(e)          Entire Agreement. This Agreement is the entire agreement between Seller and Buyer concerning the sale of the Properties and no modification hereof or subsequent agreement relative to the subject matter hereof shall be binding on either party unless reduced to writing and signed by the party to be bound. This Agreement supersedes that certain Letter Agreement dated June 27, 2013 executed by Nicholas S. Schorsch on behalf of AR Capital, LLC, and acknowledged and agreed to by Fortress Credit Advisors LLC. The Schedule and Exhibits attached hereto are incorporated herein by this reference for all purposes.

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(f)          Gender and Number. In this Agreement the masculine, feminine and neuter genders and the singular and the plural include one another, unless the context requires otherwise.

(g)          Time of the Essence. Time is of the essence in the performance of each and every provision of this Agreement. In the event that the last day for taking any action or serving notice under this Agreement falls on a Saturday, Sunday or legal holiday, the time period shall be extended until the following Business Day.

(h)          Construction of Agreement. Each Party and attorneys for each Party have participated in the drafting and preparation of this Agreement. Therefore, the provisions of this Agreement shall not be construed in favor of or against either Party, but shall be construed as if both Parties participate equally in drafting and preparation of this Agreement.

(i)          Not an Offer. In no event shall this Agreement (or any draft thereof) be deemed an offer or otherwise binding on the Parties unless and until all Parties have fully executed and delivered this Agreement.

(j)          Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one agreement. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by the other Party. Counterpart copies of this Agreement may be delivered by telefacsimile or electronic mail, which shall have the same legal effect as originals.

(k)          Performance on Business Days. If any date upon which or by which action is required under this Agreement is not a Business Day, then the date for such action shall be extended to the first Business Day following such date.

(l)          Legal Description. If the legal description of any Property appearing in this Agreement or any Schedule or Exhibit hereto is not complete or is inaccurate, this Agreement shall nevertheless be valid and enforceable and any such legal description shall be completed or corrected to meet the reasonable requirements of the Title Company in connection with its issuance of the applicable Title Policy.

23.           Obligations Among Sellers; Liability. In no event shall this Agreement be construed to create any obligations from any Seller to any other Seller. Each Seller’s obligations hereunder are several and not joint, and related solely to the Properties owned by such Seller. If Buyer is comprised of more than one Person, all such Persons shall be jointly and severally liable hereunder.

24.           Bulk Sale. Each Person identified as an “Equity Indemnitor” on Schedule 24 (each, an “Equity Indemnitor”) shall, with respect to each Seller in which such Equity Indemnitor holds a direct or indirect equity interest, severally (and not jointly) indemnify Buyer for such Equity Indemnitor’s Percentage Interest (as defined below) of taxes owed by Buyer as a result of such Seller’s failure to comply with the bulk sale filing requirements of any applicable

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jurisdiction with respect to the Property sold by such Seller; provided, however, that (i) to the extent a Seller, in its sole discretion, chooses to file a bulk sale or transfer notification in a particular jurisdiction which has the effect of relieving the Buyer from any liability therefor, the indemnification obligation with respect to such Seller under this Section 24 for such particular jurisdiction shall terminate as of the date of such filing, except with respect to any amounts shown as due and payable by such Seller on the certificate or report received from such jurisdiction, (ii) each Equity Indemnitor’s indemnification obligation with respect to each Property of a Seller shall not exceed the product of (A) the amount of taxes owed by Buyer as a result of such Seller’s failure to comply with the bulk sale filing requirements of the applicable jurisdiction with respect to such Property sold by such Seller, multiplied by (B) a fraction, the numerator of which is the Allocated Purchase Price for such Property, and the denominator of which is the Purchase Price as of the Effective Date, multiplied by (C) the percentage equity interest held by such Equity Indemnitor, directly or indirectly, in such Seller, as set forth on Schedule 24 (“Percentage Interest”), and (iii) Buyer’s right to indemnification with respect to any Seller under this Section 24 shall expire and shall be of no further force or effect on the date that is twelve (12) months following the Scheduled Closing Date. For the avoidance of doubt, Buyer shall not file a bulk sale or transfer notification with any jurisdiction without the consent of the applicable Seller, which consent may be withheld in the sole discretion of such Seller.

25.           SEC Requirements. Seller agrees to reasonably cooperate with Buyer (at no cost to Seller), from time to time, upon reasonable notice from Buyer, for the purpose of providing Buyer, the outside third party accountants of Buyer (the “ARC Accountants”) and Buyer’s counsel with access to the financial information that is reasonably necessary in the opinion of the ARC Accountants to enable Buyer and the ARC Accountants to timely prepare financial statements in compliance with any and all requirements of (i) Rule 3-14 of Resolution S-X of the Securities and Exchange Commission (the “SEC”), (ii) any other rule or Law passed by the SEC or securities exchange as applicable to Buyer or its assignees, and (iii) any registration statement, report or disclosure statement filed or reported with the SEC by, or on behalf of, Buyer or its assignees. In connection with the foregoing, Seller agrees to execute and answer a reasonable and customary audit representations letter. Buyer agrees that Seller’s failure to comply with this Section 25 shall not be a breach by Seller of this Agreement, but compliance by Seller with this Section 25 shall be a condition precedent to Buyer’s obligation to acquire any Property on the Closing Date.

26.           Survival. Sections 13 through 15, Sections 17 through 22, any provision that expressly states that it shall survive any termination of this Agreement, and, subject to the terms of Section 5 and Section 24, any indemnity obligation of Buyer or Seller expressly set forth herein shall survive any termination of this Agreement.

27.           State-Specific Provisions. In no event shall any of the following be deemed to limit anything contained in Section 20 hereof.

(a) California.         Pursuant to California Health and Safety Code section 25359.7, Seller hereby gives notice to Buyer, and Buyer hereby acknowledges receipt of such notice from Seller, that except as set forth on Schedule 5 or Schedule 27(a) or otherwise Disclosed to Buyer, Seller does not know of or have reasonable cause to believe that a release of

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Hazardous Materials has come to be located on or beneath any of the Properties located in California. Buyer also hereby acknowledges receipt of the disclosure reports listed on Schedule 27(a) and, without limitation, all Seller’s representations and warranties contained in this Agreement are deemed qualified by the contents thereof.

(b)          Connecticut. To Seller’s knowledge, no Property located in the State of Connecticut is an “Establishment” under Connecticut General Statutes Section 22a-134 et seq. (the “Connecticut Transfer Act”). However, if it should be hereafter determined that any such Property is an “Establishment” then at its sole expense and effective as of the Closing, Buyer hereby assumes full liability and responsibility for all work, costs and other obligations necessary to comply with the Connecticut Transfer Act with respect to such Property and indemnifies and holds harmless Seller from and against all costs, liabilities, and losses with respect to such work, costs and other obligations. Without limiting the foregoing, if any filing is required under the Connecticut Transfer Act, Buyer shall be identified as the responsible or “certifying party” and shall be responsible for paying any filing fee in connection therewith. Seller and Buyer agree to execute and deliver all documents requested by the other to comply with the Connecticut Transfer Act or otherwise to effectuate the foregoing assumption of liability and responsibility by Buyer provided, however, in no event shall Seller be obligated to act as the “certifying party” in connection with the transfer of any such Property. This subsection shall survive the Closing.

(c)          Florida.

(i)          Radon Notice. Pursuant to Section 404.056(5), Florida Statutes, Buyer is hereby notified as follows: “RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.”

(ii)         Energy Efficiency Rating Information. Buyer acknowledges receipt of the information brochure required by Section 553.996, Florida Statutes.

(d)          Indiana. To the extent that the laws of the State of Indiana govern the interpretation or enforcement of this Agreement with respect to any of the Properties located in the State of Indiana, (x) the provisions of this Section 27(d) shall apply, and (y) in the event of any inconsistencies between the terms and conditions of this Section 27(d) and the other terms and provisions of this Agreement, the terms and conditions of this Section 27(d) shall control and be binding.

(i) No disclosures are required for the Properties located in Indiana under the Indiana Responsible Property Transfer Law, I.C. 13-25-3-1, et seq., (“IRPTL”) because: (i) none of the Properties are subject to reporting under §312 of the federal Emergency Planning and Community Right-To-Know Act of 1986, 43 U.S.C. §11022, and federal regulations promulgated thereunder; (ii) the Properties do not contain any underground storage tanks; and (iii) the Properties are not listed on the Comprehensive

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Environmental Response, Compensation, and Liability Information System (CERCLIS) in accordance with Section 116 of CERCLA (42 U.S.C. 9616).

(e)          Louisiana.

(i)          The following terms shall apply to any Property located within the State of Louisiana: The terms "real property" and "real estate" shall be deemed to include immovable property; the term "fee estate" shall include full ownership; the term "personal property" shall be deemed to include movable property; the term "tangible property" shall be deemed to include corporeal property; the term "intangible property" shall be deemed to include incorporeal property; the term "easements" shall be deemed to include servitudes; the term "buildings" shall be deemed to include other constructions; the phrase "covenant running with the land" and other words of similar import shall be deemed to include a real right or a recorded lease of immovable property; the term "county" shall be deemed to mean parish; the term "joint and several liability" shall be deemed to include in solido liability; the terms "eminent domain", "condemnation" and words of similar import shall include expropriation.

(ii)         Buyer and Seller agree that if a court of competent jurisdiction rules that this Agreement is governed in whole or in part by the Laws of the State of Louisiana, the Earnest Money shall not be earnest money pursuant to the provisions of Louisiana Civil Code Article 2624, and that the provisions of Section 17 of the Agreement shall apply to the disposition of the Earnest Money.

(iii)        Buyer and Seller agree that, as to any Property located in the State of Louisiana, the Deed will contain the following language:

“The Property herein conveyed, and all improvements and component parts, plumbing, electrical systems, mechanical equipment, heating and air conditioning systems, built-in appliances, and all other items located on the Property, are sold by Seller and purchased and accepted by Buyer “AS IS, WHERE IS,” with no warranty whatsoever with respect to any aspect of its physical condition, either expressed or implied, and even arising by operation of law, including but not limited to warranty of income potential, operating expenses, uses, merchantability, or fitness for a particular purpose, any warranties of fitness, condition, quality or habitability or warranties against hidden or redhibitory or latent defects, even as to the metes and bounds of the Property, zoning classification of the Property, or suitability of the Property for the use intended by the Buyer, all of which warranties are expressly and fully waived by Buyer. Buyer’s waiver includes, without limitation, any and all claims based on (i) the presence of mold, asbestos, lead-based paint, sulfur-based drywall or other sulfur-based building materials, strontium-based drywall or other strontium-based building materials, iron-based drywall or other iron-based building materials, materials containing or emitting hydrogen sulfide, any other hazardous substance or any chemical, substance, waste, material or constituents that are deemed, now or in the future, hazardous, toxic, a

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pollutant, or a contaminant, under any current or future federal, state, or local law, ordinance, rule, regulation, or judicial or administrative order or decision relating to protection of health, safety, or the environment, any and all claims based on the environmental condition of the Property; (ii) any information, photographs, sketches or documents included in the real estate listing agreement by which the Property was listed and advertised for sale, whether on paper or by electronic means, including any and all such items posted on real estate, realtors' and brokers' internet web sites, MLS information sites, and including but not limited to any measurements, dimensions, square footage or other similar information about the Property; (iii) the income to be derived from the Property; (iv) the suitability of the Property for any and all activities and uses which Buyer may conduct thereon, including the possibilities for development of the Property; (v) the habitability, marketability, merchantability, profitability or fitness for a particular purpose of the Property; (vi) the manner, quality, state of repair or lack of repair of the Property; (vii) the nature, quality or condition of the Property, including without limitation, soils and geology; (viii) the compliance of or by the Property or its operation with any laws of any applicable governmental authority or body; (ix) compliance with any environmental protection, pollution or land use laws; (x) the presence or absence of Hazardous Materials at, on, under, or adjacent to the Property; (xi) the content, completeness or accuracy of the Property Documents; (xii) the conformity of the Property to past, current or future applicable zoning or building requirements; (xiii) deficiency of any drainage or undershoring; (xiv) that the Property may be located on or near earthquake faults; (xv) the existence or non-existence of land use, zoning or building entitlements affecting the Property; (xvi) the land use status of the Property, including, but not limited to, general plan status, specific plan status, zoning status, or subdivision status; (xvii) the applicability of any endangered species acts and the existence of any species protected thereunder; or (xviii) any other matter. Buyer expressly waives any claims against Seller arising therefrom.

Buyer acknowledges that Buyer has had the full and complete right to investigate, test, examine and inspect all aspects of the physical condition of the Property, and that Buyer has done so to the extent that Buyer has seen fit. Buyer hereby acknowledges that Buyer has relied solely on its own investigations, testing, examinations and inspections, and not on any information provided by or on behalf of Seller.

Buyer hereby purchases and accepts the Property in its present condition, assumes all risks related to its condition, and releases Seller from all rights, claims, causes of action, liens, loss, damage, liabilities, costs and expenses of any and every kind or character, known or unknown, fixed or contingent, suffered or incurred by Buyer and/or any successors to Buyer on account of any causes of action to which Buyer may now or hereafter

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be entitled based on any aspect of the physical condition of the Property, including but not limited to vices or defects or other conditions of the Property, or any component parts thereof, whether known or unknown to Buyer, and whether or not discoverable by inspection, including conditions which, if known, would have deterred Buyer from entering into this conveyance, and further including but not limited to any and all rights or claims which Buyer has or may have for return or reduction of the purchase price, damages, rescission or nullification of this conveyance and any other claims or causes of action relating to any aspect of the physical condition under applicable law, including but not limited to Louisiana Civil Code Article 2475 relating to Seller’s obligations with respect to delivery, fitness, and hidden defects, Articles 2520 through 2548, inclusive, of the Louisiana Civil Code, and any other applicable state or federal law. Buyer expressly waives the warranty of fitness and the warranty against redhibitory vices and defects, whether apparent or latent, provided by Louisiana Civil Code Articles 2520 through 2548, inclusive, and any other applicable state or federal law and the jurisprudence thereunder.

Buyer expressly waives any rights Buyer may have in redhibition to a return of the purchase price or to a reduction of the purchase price paid pursuant to Louisiana Civil Code Articles 2520 through 2548, inclusive. By Buyer's signature, Buyer expressly acknowledges all of the waivers herein contained and Buyer's exercise of Buyer's right to waive warranty pursuant to Louisiana Civil Code Articles 2520 through 2548, inclusive.

Buyer acknowledges and agrees that the provisions contained herein were a material factor in Seller’s acceptance of the purchase price and that Seller was unwilling to sell the Property to Buyer unless Seller was released as expressly set forth above.

BUYER'S ACKNOWLEDGMENT OF THE FOREGOING WAIVERS:

BUYER:

_____________________, a_____________________

By:	[signature]
Print Name:
Title:	”

(f)          [Intentionally Deleted].

(g)          Michigan. The following provision is applicable to the Property located in the State of Michigan.

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(i)          Seller hereby discloses to Buyer, and Buyer expressly acknowledges and agrees that it is aware, that the Property located in the State of Michigan is a facility as defined by Part 201 of Michigan’s Natural Resources and Environmental Protection Act, MCL. 324.20101 et seq. and Buyer acknowledges that the Phase I Environmental Site Assessment, dated July 13, 2011, prepared by AEI Consultants, AEI Project No. 296464 provided to Buyer includes information describing the general nature and extent of the release of Hazardous Materials causing the Property to be a facility, as required by MCL 324.20116.

(h)          New Jersey. The following provisions are applicable to the Property located in the State of New Jersey.

(i)          To the extent any of the Properties are subject to New Jersey farmland tax assessments, Buyer acknowledges that portions of such Properties are assessed for tax purposes under the New Jersey Farmland Assessment Act of 1964 and any regulations promulgated thereto (the “Farmland Act”) and that such portions of the Properties are subject to rollback taxes pursuant to the Farmland Act as a result of a change from agricultural or horticultural use. Notwithstanding any contrary provisions set forth in this Agreement, in no event shall Seller be responsible to pay any such rollback taxes and payment of such rollback taxes shall be the sole responsibility of Buyer. This subsection shall survive the Closing.

(ii)         Some or all of Seller, Hopewell Property Manager and certain service providers engaged by Seller or Hopewell Property Manager pursuant to one or more Contract(s) respectively employ certain employees at the Property located at 1300, 1350 and 1400 Merrill Lynch Drive, Hopewell, New Jersey (collectively, the “Hopewell Property”) who are members of one or more employees’ unions (the “Unions”) and subject to one or more collective bargaining agreements (the “Current CBAs”). On or before the Closing Date, Buyer shall retain Hopewell Property Manager for the Hopewell Property who shall, or shall cause its agent to, continue in place the Current CBAs with respect to such employees or any replacements of such employees or otherwise and Buyer shall provide written evidence of such continuation reasonably acceptable to Seller. Further, Buyer shall cause Hopewell Property Manager (or its agent) to recognize all such Unions and assume the duty to bargain collectively in good faith with such Unions. Buyer hereby agrees to indemnify, defend and hold harmless Seller for, from and against any and all losses, claims, damages and liabilities, including without limitation reasonable attorneys’ fees and expenses, arising from Buyer or Hopewell Property Manager’s (or its agent’s) failure to pay and/or perform any obligations with respect to the Union employees and/or the employees hired by Buyer or Hopewell Property Manager (or its agent), accruing from and after the Closing, including without limitation any withdrawal liability under any pension plan applicable to the Union employees, for, from and against any liabilities under any Union collective bargaining agreements or relating to the Union employees accruing after the Closing, and for, from and against all losses, claims, damages and liabilities, including without limitation reasonable attorneys’ fees and expenses, in connection with claims made by employees not hired by Buyer or Hopewell Property Manager (or its agent), to the extent such

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claims relate to Buyer’s or Hopewell Property Manager’s (or its agent’s) not hiring said employees or claims of discriminatory hiring practices by Buyer and/or Hopewell Property Manager (or its agent). This subsection shall survive the Closing.

(iii)        It is understood and agreed that Buyer shall not assume the existing Property Management Agreement between Seller and Hopewell Property Manager; provided, however, Buyer and Seller shall satisfy the requirements of the Designation Agreement dated as of December 12, 2012, among Seller, its affiliates and Cole of Hopewell Township NJ, LLC (the “Designation Agreement”) by entering into that certain Supplemental Designation Agreement substantially in the form of the Designation Agreement (the “Hopewell Supplemental Designation Agreement”), and Buyer shall enter into a new Property Management Agreement with Hopewell Property Manager (the “Hopewell Property Management Agreement”), which Hopewell Property Management Agreement shall be based on the Management Agreement (Limited Scope) dated as of December 12, 2012 that is attached as Exhibit B to the Designation Agreement.

(i)          New Mexico. To the extent that the laws of the State of New Mexico govern the interpretation or enforcement of this Agreement with respect to any of the Properties located in the State of New Mexico, (x) the provisions of this Section 27(i) shall apply, and (y) in the event of any inconsistencies between the terms and conditions of this Section 27(i) and the other terms and provisions of this Agreement, the terms and conditions of this Section 27(i) shall control and be binding.

(i) To the extent, if at all, the provisions of §56-7-1 NMSA 1978 apply to this Agreement, any provision in this Agreement that requires one party to this Agreement to indemnify, hold harmless, insure or defend the other party to the Agreement, including the other party's employees or agents, against liability, claims, damages, losses or expenses, including attorney fees, arising out of bodily injury to persons or damage to property caused by or resulting from, in whole or in part, the negligence, act or omission of the indemnitee, its officers, employees or agents, is void.

(j)          Ohio. The following provisions are applicable to the Property located in the State of Ohio.

(i)          Any reference to “transfer tax” in Section 12 shall also include the conveyance fee imposed under Ohio Revised Code Section 319.54.

(ii)         If any of the Real Property is registered land under Chapter 5309 of the Ohio Revised Code, then Seller shall also deliver, or cause to be delivered, under Section 12(c), the owner’s duplicate certificate of title for such Real Property or, in lieu thereof, an affidavit of lost certificate under Ohio Revised Code Section 5309.31.

(k)          Oklahoma. The following provisions are applicable to the Property located in the State of Oklahoma.

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(i) All of the Owned Properties located in the State of Oklahoma described on Schedule 1(a) are LESS AND EXCEPT all oil, gas, and other minerals previously reserved or conveyed of record.

(l)          Oregon. The following provisions are applicable to the Property located in the State of Oregon.

(i) Statutory Land Use Notice. THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS THAT, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, IN ALL ZONES. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO VERIFY THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

(m)          Pennsylvania. To the extent that the laws of the State of Pennsylvania govern the interpretation or enforcement of this Agreement with respect to any of the Properties located in the State of Pennsylvania, (x) the provisions of this Section 27(m) shall apply, and (y) in the event of any inconsistencies between the terms and conditions of this Section 27(m) and the other terms and provisions of this Agreement, the terms and conditions of this Section 27(m) shall control and be binding.

(i)          Waiver of Tender of Deed and Purchase Monies. The tender of an executed Deed by Seller and the tender by Buyer of the portion of the Purchase Price payable at Closing are mutually waived, but nothing in this Agreement shall be construed as a waiver of Seller's obligation to deliver the Deed and/or of the concurrent obligation of Buyer to pay the portion of the Purchase Price payable at Closing.

(ii)         Real Estate Recovery Fund. A Real Estate Recovery Fund exists to reimburse any persons who have obtained a final civil judgment against a Pennsylvania real estate licensee owing to fraud, misrepresentation, or deceit in a real estate transaction

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and who have been unable to collect the judgment after exhausting all legal and equitable remedies. For complete details about the Fund, call (717) 783-3658.

(iii)        Highway Occupancy Permit. Seller hereby advises Buyer that access to a public road may require issuance of a highway occupancy permit from the Pennsylvania Department of Transportation.

(iv)        Zoning Classification. The zoning classification of each Real Property located in the State of Pennsylvania is set forth on Schedule 27(m)(iv). Failure of this Agreement to contain the zoning classification shall render this Agreement voidable by the Buyer as to the Property for which a zoning classification is not included, and the Earnest Money allocable to such Property shall be returned to Buyer without a requirement of court action.

(v)         Coal Notice. NOTICE — THIS DOCUMENT MAY NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984, as amended, and is not intended as notice of unrecorded instruments, if any.) Unless the foregoing notice is stricken, any Deed delivered pursuant to this Agreement shall contain the notice as above set forth and shall also contain, and Buyer shall sign, the notice specified in the Bituminous Mine Subsidence and Land Conservation Act of 1966.

(vi)        Sewage Facilities Notice. Under the terms of the Pennsylvania Sewage Facilities Act of January 24, 1966, No. 537. P.L. 1535 as amended, Seller represents that a community sewage system currently exists or is available.

(n)          Texas. To the extent that the laws of the State of Texas govern the interpretation or enforcement of this Agreement with respect to any of the Properties located in the State of Texas, (x) the provisions of this Section 27(n) shall apply, and (y) in the event of any inconsistencies between the terms and conditions of this Section 27(n) and the other terms and provisions of this Agreement, the terms and conditions of this Section 27(n) shall control and be binding.

(i) WAIVER OF CONSUMER RIGHTS. BUYER REPRESENTS AND ACKNOWLEDGES THAT BUYER IS A “BUSINESS CONSUMER” FOR PURPOSES OF THE TEXAS DECEPTIVE TRADE PRACTICES – CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS AND COMMERCE CODE, AS FROM TIME TO TIME AMENDED (THE “TEXAS ACT”), THAT BUYER HAS ASSETS OF $25 MILLION OR MORE OR IS OWNED OR CONTROLLED BY A

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CORPORATION OR OTHER ENTITY WITH ASSETS OF $25 MILLION OR MORE, AND THAT BUYER HAS BEEN REPRESENTED BY TEXAS COUNSEL OF ITS SELECTION (WHO HAS NOT BEEN DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED OR SELECTED BY SELLER OR ANY OF ITS AGENTS) IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND THAT BUYER HEREBY WAIVES THE APPLICABILITY OF THE PROVISIONS OF THE TEXAS ACT WITH RESPECT TO THIS AGREEMENT AND THE CONTEMPLATED TRANSACTION IF AND TO THE EXTENT THAT THE TEXAS ACT WOULD APPLY TO ANY OF SAME. BUYER WAIVES ITS RIGHTS UNDER THE TEXAS ACT, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, BUYER HEREBY VOLUNTARILY CONSENTS TO THIS WAIVER.

(o)          Washington. To the extent that the laws of the State of Washington govern the interpretation or enforcement of this Agreement with respect to any of the Properties located in the State of Washington, (x) the provisions of this Section 27(o) shall apply, and (y) in the event of any inconsistencies between the terms and conditions of this Section 27(o) and the other terms and provisions of this Agreement, the terms and conditions of this Section 27(o) shall control and be binding:

(i)          Seller Disclosure Statement. The Property located in the State of Washington is “commercial real estate” as defined in RCW 64.06. Buyer waives the right to receive a seller disclosure statement (a “Washington Seller Disclosure Statement”) if required by RCW 64.06. RCW 64.06 provides that Buyer may waive its right to receive the Washington Seller Disclosure Statement; provided, however, if the answer to any of the questions in the section of the Washington Seller Disclosure Statement entitled “Environmental” would be “yes,” Buyer may not waive the receipt of the “Environmental” section of the Washington Seller Disclosure Statement. By executing this Agreement, Buyer acknowledges that it has received the “Environmental” section of the Washington Seller Disclosure Statement attached as Exhibit L. Buyer waives its right to receive the balance of the completed Washington Seller Disclosure Statement and waives its right to rescind this Agreement under RCW 64.06.030. Buyer further agrees and acknowledges that the Washington Seller Disclosure Statement

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(A) shall be for disclosure only, (B) shall not be considered part of this Agreement, and (C) shall not be construed as a representation or warranty of any kind by the Seller.

(ii)         Forfeiture of Earnest Money. In the event the Earnest Money is delivered to Seller as liquidated damages pursuant to the terms of this Agreement, the portion of the Earnest Money allocable to the Property located in the State of Washington shall not exceed 5% of the ACB for the Property located in the State of Washington.

Seller’s Initials:	Buyer’s Initials:

(p)          West Virginia. To the extent that the laws of the State of West Virginia govern the interpretation or enforcement of this Agreement with respect to any of the Properties located in the State of West Virginia, (x) the provisions of this Section 27(p) shall apply, and (y) in the event of any inconsistencies between the terms and conditions of this Section 27(p) and the other terms and provisions of this Agreement, the terms and conditions of this Section 27(p) shall control and be binding:

(i)          To Seller’s knowledge neither the Property nor its substrata located in the State of West Virginia contain an underground storage tank which is regulated by the provisions of the West Virginia Underground Storage Tank Act, W. Va. Code Section 22-17-19.

[signatures follow]

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IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the date first set forth above.

SELLER:

[see attached]

Signature Page

Purchase and Sale Agreement

FATD-H LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

FGT Holdings LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

2

FGECO LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

3

FSAAB LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

4

CF Hopewell Core LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

5

FWDC LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

6

FGECO LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

7

FP1-9 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP1-4 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP1-1 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP1-10 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP1-11 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

8

FP1-2 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP1-5 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP1-7 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP1-8 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-3 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

9

FP2-5 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-6 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-7 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-14 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-1 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

10

FP2-12 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-11 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-8 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-13 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

11

FP2-9 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP2-4 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-11 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-14 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-6 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

12

FIGRYANH-9 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-8 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-2 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-7 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-10 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

13

FIGRYANH-13 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-4 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-5 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-12 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-16 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

14

FIGRYANH-1 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-15 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FIGRYANH-3 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP3-8 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP3-4 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

15

FP3-5 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP3-6 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP3-7 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

FP3-3 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Purchase and Sale Agreement

16

LDVF2 Tierra LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Authorized Signatory

Purchase and Sale Agreement

17

CFKRY LLC,
a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

18

DBMFI LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

19

FCHUX LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

20

FFRP 1-1 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FFRP 1-2 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

21

CFCDS-H LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-F LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-2 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-3 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-4 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

22

CFCDS-7 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-8 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-9 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-22 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-23 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

23

CFCDS-24 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-25 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

CFCDS-26 LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

24

DBFRAD LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

25

FWAG LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

26

First States Properties No. 34, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

27

First States Investors 5200, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 5000B, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 4100B, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

28

First States Investors GS Pool A, L.P.,

a Delaware limited partnership

By:	First States Investors GS Pool A GP, LLC,

its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 4000D, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 3076, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 2107, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

29

First States Investors 2105, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 2106, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 2102, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 2103, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Investors 2100, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

30

First States Investors 3151, LLC,
a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

31

First States Investors 3632, LLC,
a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

32

First States Investors 2550A, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

33

First States Investors 157, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

34

First States Properties No. 37, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

First States Properties No. 73, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

35

First States Investors 3300, LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

36

BUYER:

AR CAPITAL, LLC,
a Delaware limited liability company

By:	/s/ Edward M. Well, Jr.
Name: Edward M. Well, Jr.
Title: President

ARC PADRBPA001, LLC,
a Delaware limited liability company

By:	/s/ Edward M. Well, Jr.
Name: Edward M. Well, Jr.
Title: President

Signature Page

Purchase and Sale Agreement

Acknowledged and agreed to as to Section 24 only:

EQUITY INDEMNITORS:

[see attached]

Signature Page

Purchase and Sale Agreement

FCO MA LSS LP,

a Delaware limited partnership

By:	FCO MA LSS LP,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA II UB Securities LLC,

a Delaware limited liability company,

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCOF III UST LLC,

a Delaware limited liability company,

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
CFCDS-F LLC

FCO MA Centre Street LP,

a Delaware limited partnership

By:	FCO MA Centre GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Super FCO MA LP,

a Delaware limited partnership

By:	FCO MA Sup GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
CFCDS-F LLC

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
CFCDS-F LLC

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
FATD-H LLC

FCO MA LSS LP,

a Delaware limited partnership

By:	FCO MA LSS GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA II UB Securities LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCOF III UST LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
CFCDS-H LLC

FCO MA Centre Street LP,

a Delaware limited partnership

By:	FCO MA Centre GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Super FCO MA LP,

a Delaware limited partnership

By:	FCO MA Sup GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
CFCDS-H LLC

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
CFCDS-H LLC

Drawbridge Long Dated Value Fund II LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value II GP LLC,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Drawbridge Long Dated Value Fund II (B) LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value II GP LLC,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Drawbridge Long Dated Value Fund II (C) LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value II GP LLC,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
LDVF2 Tierra LLC

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
FP 1 LLC

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
FP 2 LLC

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
FP 3 LLC

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
FGECO LLC

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA LSS LP,

a Delaware limited partnership

By:	FCO MA LSS GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA II UB Securities LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
FGT Holdings H LLC

FCOF II UST LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
FGT Holdings H LLC

FCOF III UST LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FTS SIP Corp.,

a Delaware corporation

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA III LP,

a Delaware limited partnership

By:	FCO MA III GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA LSS LP,

a Delaware limited partnership

By:	FCO MA LSS GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
CF Hopewell Core LLC

FCO MA ML Corp.,

a Delaware corporation

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FGOY Investments Corp.,

a Delaware corporation

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Super FCO MA LP,

a Delaware limited partnership

By:	FCO MA Sup GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA SC Investments LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
CF Hopewell Core LLC

FCO MA Centre Street LP,

a Delaware limited partnership

By:	FCO MA Centre GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

FRO UST LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FRO RLOC LLC,

a Delaware limited liability Company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

CF Hopewell Core LLC

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

CF Hopewell Core LLC

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

FCOF II UST LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA LSS LP,

a Delaware limited partnership

By:	FCO MA LSS GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
First States Investors 157, LLC, First States Investors 2100, L.P.,
First States Investors 2102, L.P., First States Investors 2103, L.P.,
First States Investors 2105, L.P., First States Investors 2106, L.P.,
First States Investors 2107, L.P., First States Investors 2550A, LLC,
First States Investors 3076, LLC, First States Investors 3151, LLC,
First States Investors 3300, LLC, First States Investors 3632, LLC,
First States Investors 4044, LLC, First States Investors 4100B, L.P.,
First States Investors 5000B, LLC, First Stales Investors GS Pool A L.P.,
First States Investors GS Pool A L.P., First States Properties No 37, LLC,
First States Properties No 73, LLC

FCO MA II LP,

a Delaware limited partnership

By:	FCO MA II GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

FGOY Investments Corp.,

a Delaware corporation

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA ML Corp.,

a Delaware corporation

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FRO UST LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement
Indemnitor Schedule
First States Investors 157, LLC, First States Investors 2100, L.P.,
First States Investors 2102, L.P., First States Investors 2103, L.P.,
First States Investors 2105, L.P., First States Investors 2106, L.P.,
First States Investors 2107, L.P., First States Investors 2550A, LLC,
First States Investors 3076, LLC, First States Investors 3151, LLC,
First States Investors 3300, LLC, First States Investors 3632, LLC,
First States Investors 4044, LLC, First States Investors 4100B, L.P.,
First States Investors 5000B, LLC, First Stales Investors GS Pool A L.P.,
First States Investors GS Pool A L.P., First States Properties No 37, LLC,
First States Properties No 73, LLC

FCOF III UST LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Worden Master Fund II LP,

a Delaware limited partnership

By:	Fortress Special Opportunities I GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Chief Financial Officer

Worden Master Fund LP,

a Delaware limited partnership

By:	Fortress Special Opportunities I GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Chief Financial Officer

Purchase and Sale Agreement
Indemnitor Schedule
First States Investors 157, LLC, First States Investors 2100, L.P.,
First States Investors 2102, L.P., First States Investors 2103, L.P.,
First States Investors 2105, L.P., First States Investors 2106, L.P.,
First States Investors 2107, L.P., First States Investors 2550A, LLC,
First States Investors 3076, LLC, First States Investors 3151, LLC,
First States Investors 3300, LLC, First States Investors 3632, LLC,
First States Investors 4044, LLC, First States Investors 4100B, L.P.,
First States Investors 5000B, LLC, First Stales Investors GS Pool A L.P.,
First States Investors GS Pool A L.P., First States Properties No 37, LLC,
First States Properties No 73, LLC

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

FCOF III UST LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA II UB Securities LLC,

a Delaware limited liability company

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

FCO MA LSS LP,

a Delaware limited partnership

By:	FCO MA LSS GP LLC,
a Delaware limited liability company,
its general partner

By:
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

CFKRY LLC

FCO MA ML Corp.,

a Delaware corporation

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

CFKRY LLC

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

DBMFI LLC

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

FCHUX LLC

Drawbridge Long Dated Value Fund LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Drawbridge Long Dated Value Fund (B) LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

FFRP 1-1 LLC, FFRP 1-2 LLC

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

DBFRAD LLC

Drawbridge Special Opportunities Fund LP,

a Delaware limited partnership

By:	Drawbridge Special Opportunities GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Fortress Partners Fund LP,

a Delaware limited partnership

By:	Fortress Partners GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Authorized Signatory

Drawbridge Long Dated Value Fund LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

FIGRYAN Holdings LLC

Drawbridge Long Dated Value Fund (B) LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Drawbridge Long Dated Value Fund II LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value II GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Drawbridge Long Dated Value Fund II (B) LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value II GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Drawbridge Long Dated Value Fund II (C) LP,

a Delaware limited partnership

By:	Drawbridge Long Dated Value II GP LLC,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

FIGRYAN Holdings LLC

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

FSAAB LLC

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

Fortress Net Lease Fund I (B) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

confidential

Alex Schaefer

American Realty Capital

Sep 09, 2013 14:13

Purchase and Sale Agreement

Indemnitor Schedule

FWAG LLC

Fortress Net Lease Fund I (A) LP,

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Fortress Net Lease Fund I (A) LP

a Delaware limited partnership

By:	Fortress Net Lease GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

Purchase and Sale Agreement

Indemnitor Schedule

FWDC LLC

The undersigned hereby executes this Agreement for the sole purpose of (i) acknowledging receipt of the Earnest Money, (ii) to evidence its agreement to hold the Earnest Money in trust for the Parties hereto in accordance with the terms of this Agreement, and (iii) to evidence its agreement to comply with all other terms of the Agreement.

STEWART TITLE GUARANTY COMPANY

By:	/s/ Regina Fiegel
	Name:	Regina Fiegel
	Title:	Senior Vice President
	Date of Execution:	7/24/13

Signature Page

Purchase and Sale Agreement

EXHIBIT A

FORM OF SPECIAL WARRANTY DEED

[The form for each jurisdiction shall be prepared by Seller and submitted to Buyer within fifteen (15) Business Days after the Effective Date for Buyer’s review and approval. Seller’s preparation and Buyer’s review and approval shall be guided by the form below]

Requested by and
after recording return to:

This instrument prepared by:

Sidley Austin LLP
555 West Fifth Street, Suite 4000 Los Angeles,
CA 90013
Attention: Courtney Rangen, Esq.

[SPECIAL] [LIMITED] WARRANTY DEED

(Unit ___, [City, State])

KNOW ALL MEN BY THESE PRESENTS:

THAT, [                                                                 ] (“Grantor”), whose mailing address is [                                           ], for and in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration in hand paid to the undersigned by [______________________________] (“Grantee”) whose mailing address is [                                                                       ], the receipt and sufficiency of such consideration being hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does hereby GRANT, SELL, CONVEY and CONFIRM unto Grantee that certain real property being more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements and fixtures situated thereon (collectively, the “Property”); SUBJECT TO all real estate taxes not yet delinquent; covenants, conditions, restrictions, easements, rights of way and other matters of record; applicable laws, ordinances, statutes, orders, requirements and regulations to which the Property is subject; and all matters disclosed by an accurate survey of the Property.

TO HAVE AND TO HOLD the Property, together with all and singular the rights, hereditaments, and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns, and Grantor hereby agrees to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming, or claim the same, or any part thereof, by, through, or under Grantor but not otherwise.

Exhibit A, Page 1

Purchase and Sale Agreement

[Remainder of page intentionally left blank; Signatures on following pages]

Exhibit A, Page 2

Purchase and Sale Agreement

Executed this ___ day of                     , 20__.

Witnesses:	GRANTOR:

[__________________],
a[_______________________]
First Witness

By:
Printed Name of First Witness	Name:
Title:

Second Witness	Address:
Attn: [ ]
[______________________________]
Printed Name of Second Witness	[______________________________]

Exhibit A, Page 3

Purchase and Sale Agreement

[INSERT APPLICABLE FORM OF ACKNOWLEDGMENT]

Exhibit A, Page 4

Purchase and Sale Agreement

EXHIBIT A

Legal Description

Exhibit A, Page 5

Purchase and Sale Agreement

EXHIBIT B

FORM OF GROUND LEASE ASSIGNMENT

                                                               (“Assignor”), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to                                                                     (“Assignee”), all of Assignor’s right, title and interest in and to that certain Ground Lease dated                                                                           , between______________ , as Lessor, and Assignor, as Lessee, (as amended from time to time, the “Ground Lease”).

By executing this assignment, Assignee hereby accepts the assignment of and assumes the Lessee’s obligations set forth in the Ground Lease from and after the date hereof.

[signature page follows]

Exhibit B, Page 1

Purchase and Sale Agreement

IN WITNESS WHEREOF, Assignor and Assignee have executed this assignment this            day of                                  , 2013, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:	ASSIGNEE:

By:		By:
	Name:		Name:
	Title:		Title:

Exhibit B, Page 1

Purchase and Sale Agreement

EXHIBIT C

FORM OF MEMORANDUM OF GROUND LEASE ASSIGNMENT

Requested by and
after recording return to:

This instrument prepared by:

Sidley Austin LLP
555 West Fifth Street, Suite 4000 Los Angeles,
CA 90013
Attention: Courtney Rangen, Esq.

MEMORANDUM OF ASSIGNMENT OF GROUND LEASE

(Unit           , [City, State])

This Memorandum of Assignment of Ground Lease (“Memorandum”) is made and entered into as of ______ ___, 2013 by and between [                                                ], whose address is [                           ] (“Assignor”), and [                             ], whose address is [                              ] (“Assignee”), who agree as follows:

1.          Terms and Premises. Pursuant to a certain Ground Lease Assignment dated as of the date hereof by and between Assignor and Assignee (the “Assignment”), Assignor assigned to Assignee, and Assignee assumed from Assignor, on the terms and conditions set forth in the Assignment, all of Assignor's rights, title, interests, privileges and obligations as lessee under that certain [insert description of Ground Lease including any recorded memo of ground lease] (collectively, the “Ground Lease”) for that certain property located in the City of [                       ], [                   ], more particularly described on Exhibit A attached hereto.

2.          Purpose. This Memorandum has been executed, acknowledged and recorded solely for the purpose of providing constructive notice of the Assignment. It is the intent of Assignee and Assignor that this Memorandum confer no greater or lesser rights, and impose no greater or lesser obligations, than those assigned and accepted in the Assignment. If any inconsistency or conflict arises between the provisions of this Memorandum and the Assignment or the Ground Lease itself, the terms, conditions and covenants of the Assignment or the Ground Lease, as applicable, shall control. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any initial capitalized term not defined herein shall have the meaning as set forth in the Ground Lease.

[SIGNATURES AND ACKNOWLEDGMENTS FOLLOW]

Exhibit C, Page 1

Purchase and Sale Agreement

IN WITNESS WHEREOF, Assignor and Assignee have executed this Memorandum this ______ day of                                          , 2013, which Memorandum is effective this date. This Memorandum may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:	ASSIGNEE:

By:		By:
	Name:		Name:
	Title:		Title:

[ACKNOWLEDGEMENTS FOLLOW]

Exhibit C, Page 2

Purchase and Sale Agreement

[INSERT APPLICABLE FORMS OF ACKNOWLEDGMENT]

Exhibit C, Page 3

Purchase and Sale Agreement

EXHIBIT A

TO MEMORANDUM OF ASSIGNMENT OF GROUND LEASE

Exhibit C, Page 1

Purchase and Sale Agreement

EXHIBIT D

FORM OF FIRPTA CERTIFICATE

This certificate is provided in accordance with the Purchase and Sale Agreement between [________________], a [______________] (“Transferor”), and [____________ ______ ], a [______________ ] (“Transferee”), dated [___________ ] [ ], 201[ ].

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) provides that a transferee of a U.S. Real Property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Code Section 1445), the owner of a disregarded entity (which has legal title to a U.S. Real Property interest under local law) will be the transferor of the Real Property and not the disregarded entity. To inform Transferee that withholding of tax is not required upon the disposition of a U.S. Real Property interest by Transferor, the undersigned hereby certifies the following on behalf of Transferor:

1.          Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

2.          Transferor is not a disregarded entity as defined in Treasury Regulations § 1.1445-2(b)(2)(iii);

3.          Transferor’s U.S. employer identification number is [                    ]; and

4.          Transferor’s office address is [                                                                      ] .

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punishable by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated as of [                ] [ ], 201[ ]

[_______________________ ],

a [______________________ ]

By:
Name:
Title:

Exhibit D, Page 1

Purchase and Sale Agreement

EXHIBIT E

FORM OF BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ______________________________, a ______________________________ , having an address at __________________________________ (“Seller”), hereby bargains, sells, conveys and transfers to ____________________________(“Buyer”), a ___________________________________________, all right, title and interest of Seller in all machinery, furniture, equipment and items of tangible personal property of Seller (collectively, the “Personal Property”) attached or appurtenant to or located on, and used in the ownership, use, operation or maintenance of that certain real property located in the State of                                              , as more particularly described on Exhibit A attached hereto and made a part hereof.

Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, without limitation, with respect to title, merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property, the quality or capacity of the Personal Property, workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto, and patent infringement or latent defects. Buyer accepts the Personal Property on an “as is, where is” basis.

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ___ day of_________, 2013.

SELLER:

By:
Name:
Title:

Exhibit E, Page 1

Purchase and Sale Agreement

EXHIBIT A

TO BILL OF SALE

[Add legal description of Real Property]

Exhibit E, Page 2

Purchase and Sale Agreement

EXHIBIT F

FORM OF OWNER’S TITLE AFFIDAVIT

AFFIDAVIT

STEWART TITLE GUARANTY COMPANY

The undersigned affiant, in consideration of STEWART TITLE GUARANTY COMPANY (the “Company”) and its title insurance underwriter insuring an interest in or title to the real estate described herein, and being first duly sworn on oath, depose(s) and state(s), to its actual knowledge, as follows:

1.	That the affiant is the owner of the real estate legally described in commitment number [ ].

2.	That no proceedings in bankruptcy or receivership have been instituted by or against the affiant [within the last ten years] [since December 12, 2012], and the affiant has [never][not] made an assignment for the benefit of creditors [since December 12, 2012][1].

3.	That there is no action or proceeding pending in any state or federal court, agency or authority in the United States to which the affiant is a party, nor is there any state or federal court judgment, state or federal lien of any kind against the affiant which would constitute a lien or charge upon the real estate, including levies of taxes or assessments, except as follows: [______].

4.	That, except as disclosed on the above commitment, there are no unrecorded instruments that would affect title to the real estate, except as follows: [ ].

5.	That the affiant is in sole possession of the real estate, and that no other party has possession, or has right of possession under any tenancy, lease or other agreement, written or oral, except as follows: [ ].

6.	That no labor, services or materials have been furnished in the erection, alteration, repair or removal of a building or structure upon the real estate during the last 12 months, except as follows: [ ].

7.	That all real and personal property taxes have been paid and no judgments are standing against affiant for such taxes.

8.	There are no outstanding sales contracts unpaid or due for the real estate or the improvements located thereon, except for that certain Purchase and Sale Agreement dated [ ] by and between AR Capital, LLC, the undersigned affiant, and certain other parties described therein.

The undersigned, to its actual knowledge, makes this affidavit for the purpose of inducing the Company, under commitment number first referenced above to issue a policy of title insurance, knowing that they will rely on the truth of the statements made herein, and expressly agrees to indemnify and hold harmless the Company from any and all loss including but not limited to attorney’s fees and legal costs, arising from any inaccuracies contained herein.

1 This representation will only be made as of December 12, 2012 for the Owner’s Affidavit to be delivered by any of the following entities: First States Properties No. 34, LLC, First States Investors GS Pool A, LLC, First States Investors 5000B, LLC, First State Investors 5200, LLC, First States Investors 4100B, LLC, First States Investors GS Pool A L.P., First States Investors 4000D, LLC, First States Investors 3076, LLC, First States Investors 2107, LLC, First States Investors 2105, LLC, First States Investors 2106, LLC, First States Investors 2102, LLC, First States Investors 2103, LLC, First States Investors 2100, LLC, First States Investors 3151, LLC, First States Investors 3632, LLC, First States Investors 2550A, LLC, First States Investors 157, LLC, First States Investors No. 37, LLC, First States Investors No. 73, LLC and First States Investors 3300, LLC.

Exhibit F, Page 1

Purchase and Sale Agreement

{SIGNATURE AND ACKNOWLEDGEMENT ON FOLLOWING PAGE}

Exhibit F, Page 1

Purchase and Sale Agreement

[_______________________],

a [______________________]

By:
Name:
Title:

STATE OF CALIFORNIA

COUNTY OF

On ___________________ before me, ___________________, Notary Public, personally appeared                               , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _________________________________________________________(Seal)

My Commission Expires:

Exhibit F, Page 2

Purchase and Sale Agreement

EXHIBIT G

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES

____________________________________ (“Assignor”), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to _____________________________________ (“Assignee”), all of Assignor’s right, title and interest in and to that certain Lease dated ______________________________________, between Assignor, as Lessor and ___________________________________, as Lessee (as amended from time to time, the “Lease”), including any and all security deposits under the Lease [together with all of Assignor’s right, title and interest in and to that certain Guaranty of Lease dated _________________________________,between Assignor and _____________________________(as amended from time to time, the “Guaranty”)].

By executing this assignment, Assignee hereby accepts the assignment of and assumes the lessor’s obligations set forth in the Lease from and after the date hereof.

[signature page follows]

Exhibit G, Page 1

Purchase and Sale Agreement

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of                                           , 2013, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:	ASSIGNEE:

By:		By:
	Name:		Name:
	Title:		Title:

Exhibit G, Page 2

Purchase and Sale Agreement

EXHIBIT H

FORM OF ASSIGNMENT AND ASSUMPTION OF CONTRACTS

____________________________________ (“Assignor”), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to_______________ (“Assignee”), all of Assignor’s right, title and interest in and to those certain contracts set forth on Exhibit A attached hereto (the “Contracts”).

By executing this assignment, Assignee hereby accepts the assignment of and assumes Assignor’s obligations set forth in the Contracts from and after the date hereof.

[signature page follows]

Exhibit H, Page 1

Purchase and Sale Agreement

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of _____________, 2013, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:	ASSIGNEE:

By:		By:
	Name:		Name:
	Title:		Title:

Exhibit H, Page 2

Purchase and Sale Agreement

EXHIBIT A

TO ASSIGNMENT OF CONTRACTS

Contracts

Exhibit H, Page 3

Purchase and Sale Agreement

EXHIBIT I

FORM OF TENANT ESTOPPEL

The undersigned hereby certifies to AR Capital, LLC (“Buyer”), (“Lender”) and their respective successors and assigns as follows:

1.          The undersigned is the tenant under that certain [Lease Agreement] dated as of __, ____, [as amended by [insert any modifications to Lease] ([collectively,] the “Lease”) by and between _____________________________________________ (“Landlord”) and _______________________________ (“Tenant”), pursuant to which Tenant leases that real property located at__________________________________________(the “Premises”).

2.          Except as described in Section 1 above, the Lease has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived.

3.          The Lease is valid and in full force and effect on the date hereof. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises and the land on which the Premises are situated.

4.          Except as set forth in the Lease, Tenant is not entitled to, and has made no agreement with Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concession including, without limitation, lease support payments, lease buy-outs, or assumption of any leasing or occupancy agreements of Tenant.

5.          The initial term of the Lease began on _______, _____ and expires on ___________, 20__. The rent commencement date was __, ____. Tenant has accepted possession of the Premises and is operating at the Premises. Tenant has not sublet all or a portion of the Premises to any sublessee and has not assigned, transferred or encumbered any of its rights or interests under the Lease, except as follows: _____________________

6.          Except as set forth in the Lease, Tenant has no outstanding options or rights to renew or extend the term of the Lease. Except as set forth in the Lease, Tenant has no outstanding expansion options, other options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof and/or the land on which the Premises are situated, or rights of first offer to lease with respect to all or any part of the Premises.

7.          [The [Base Annual Rent] payable under the Lease is $___________________________ ($__________________monthly). Such [Base Annual Rent] payable under the Lease shall be adjusted during the initial term of the Lease as follows: (a) from _____________________, 20__ to and including _____________, 20__, the Base Annual Rent shall be $_________($_________monthly), (b) from __________, 20___ to and including ____________________, 20___ the Base Annual Rent shall be $________($________monthly); [and from ____________, 20__ to and including, 20___ the fixed annual minimum rent shall be $ ($____________monthly)]. Such rent has been paid through and including the month of ____________________, 200_. Additional rent under the Lease has been paid through and including the month of _________________, 200_. No such rent (excluding security deposits) has been paid more than one (1) month in advance of its due date.]2

Exhibit I, Page 1

Purchase and Sale Agreement

8.            Tenant’s security deposit, if any, is $________________ (if none, please state “none”).

9.            No event has occurred and no condition exists that constitutes, or that with the giving of notice or the lapse of time or both, would constitute, a default by Tenant or, to the best knowledge of Tenant, Landlord under the Lease. Tenant has no existing defenses or offsets against the enforcement of the Lease by Landlord.

10.          (a)          All required contributions by Landlord to Tenant on account of Tenant’s improvements have been received by Tenant and all of Tenant’s tenant improvements have been completed in accordance with the terms of the Lease.

(b)          Landlord has satisfied all its obligations to Tenant arising out of or incurred in connection with the construction of the tenant improvements on the Premises and no off-set exists with respect to any rents or other sums payable or to become payable by the Tenant under the Lease.

11.          The undersigned is duly authorized to execute this Certificate on behalf of Tenant.

Dated:_____________, 2013

TENANT:

___________________,

a

By:
Name:
Title:

2 Section 7 will not be included in any Tenant Estoppel to be delivered to CVS Pharmacy, Inc. or any Affiliate of CVS Pharmacy Inc.

Exhibit I, Page 2

Purchase and Sale Agreement

EXHIBIT J

FORM OF GUARANTOR ESTOPPEL CERTIFICATE

The undersigned hereby certifies to AR Capital, LLC (“Buyer”), (“Lender”) and their respective successors and assigns as follows:

1.          The undersigned (“Guarantor”) is the guarantor of that certain [Lease Agreement] dated as of__, ____, as amended by [insert amendments] ([collectively,] the “Lease”) by and between (“Landlord”) and _______________________________(“Tenant”), pursuant to which Tenant leases from Landlord the land and building located at _________________________________________, as more particularly described in the Lease (the “Premises”). Such guaranty is made pursuant to that certain Guarantee dated as of ____________, ____ (the “Guaranty”) from Guarantor to Landlord.

2.          The Guaranty has not been modified, changed, altered, supplemented or amended in any respect except as described in Section 1 above, nor have any provisions thereof been waived.

3.          The Guaranty is valid and in full force and effect on the date hereof.

4.          No voluntary actions or, to Guarantor’s best knowledge, involuntary actions are pending against Guarantor under the bankruptcy laws of the United States or any state thereof.

5.          This Certificate is delivered to induce Buyer to acquire the Premises and Lender to provide financing in connection with such acquisition, with the understanding that Buyer and Lender shall rely upon the truth of the matters set forth in this Certificate.

The undersigned is duly authorized to execute this Certificate on behalf of Guarantor.

Dated:_____________, 2013	GUARANTOR:
_____________,
a

By:
Name:
Title:

Exhibit J, Page 1

Purchase and Sale Agreement

EXHIBIT K

FORM OF GROUND LESSOR ESTOPPEL CERTIFICATE

(“Estoppel”)

                                          , 2013

______________________________(“Purchaser”)

106 York Road

Jenkintown, PA 19046

Re: _____________________________as more particularly described on

Exhibit A (the “Property”)

Ladies and Gentlemen:

The undersigned, ___________________ (together with its successors and assigns, “Lessor”), as Lessor under that certain ground lease dated __________________________ between Lessor and ______________________ (together with its successors and assigns, “Ground Tenant”) (as amended, supplemented and/or modified from time to time, the “Lease”) which covers a portion of the Property therein described (the “Premises”), hereby warrants, represents, agrees and certifies to Purchaser and any lender, mortgagee or beneficiary under a deed of trust, and their successors and assigns as follows, as of the date hereof:

1.          Lessor is the fee owner of the Property. No third party has an option or preferential right to purchase all or any part of Lessor’s interest in the Premises. Lessor has not encumbered or mortgaged its fee interest in the Premises, except to. Ground Tenant is the tenant under the Lease and to the best of Lessor’s actual knowledge is the owner of the leasehold estate in the Premises.

2.          The Lease is in full force and effect. There are no other agreements other than the Lease, whether oral or written, between Ground Tenant and Lessor concerning the Premises or the Property.

3.          There have been no amendments, assignments or modifications of the Lease except as set forth on Exhibit B.

4.          The current rent payable under the Lease is $________________per annum, payable in _____ installments, and has been paid in full through __________________________. The monthly common area or other charges are $__________________. No rent or other charge due from Ground Tenant to Lessor is overdue.

5.          The term of the Lease commenced on ________________________ and expires on _______________________, subject to the right to extend the term of the Lease for _____ additional periods of _____________years each (the “Term”). Lessor does not have a right of first refusal or right of first offer with respect to the Premises or the option to purchase the Premises at any time during the term of the Lease.

Exhibit K, Page 1

Purchase and Sale Agreement

6.          Lessor has not delivered or received any notices of default under the Lease; there is no default by Ground Tenant or Lessor under the Lease, nor has any event or omission occurred which, with the giving of notice or the lapse of time, or both, would constitute a default thereunder. Lessor has no actual knowledge of any claims by others against Ground Tenant relating to the Premises or the use thereof.

7.          Any improvements required by the terms of the Lease to be made by Ground Tenant have been completed to the satisfaction of Lessor and any improvements required by the terms of the Lease to be made by Lessor have been, to Lessor’s knowledge, completed to the satisfaction of Ground Tenant. To Lessor’s knowledge, Ground Tenant’s current use and operation of the Premises complies with any use covenants or operating requirements contained in the Lease and all applicable laws. Lessor has not received written notice of any pending eminent domain proceedings or other governmental actions or any judicial actions of any kind against Lessor’s interest in the Premises.

8.          Lessor’s consent is not required for Ground Tenant to grant a mortgage or deed of trust on Ground Tenant’s interest in the Lease (a “Leasehold Mortgage” and the holder of a Leasehold Mortgage, its successors and assigns, the “Leasehold Mortgagee”). In the event of any inconsistency between the terms of the Lease and this paragraph 8, the terms of this paragraph 8 shall govern. Lessor acknowledges that the Leasehold Mortgagee upon closing of the Leasehold Mortgage shall be a beneficiary of the rights granted to any leasehold mortgagee in the Lease and shall have the right to contractually enforce such rights against Lessor and its successors and assigns in accordance with the terms of the Lease.

9.          [Lessor hereby consents pursuant to Section [j of the Lease to Ground Tenant’s assignment to Purchaser of Ground Tenant’s interest in the Lease and the Premises.]

IN WITNESS WHEREOF, the parties hereto have caused this Estoppel to be executed as of the day and year first above written.

LESSOR:

By:
Name:
Title:

Exhibit K, Page 2

Purchase and Sale Agreement

EXHIBIT A

LEGAL DESCRIPTION OF GROUND LEASED PREMISES

Exhibit K, Page 3

Purchase and Sale Agreement

EXHIBIT B

AMENDMENT TO GROUND LEASE

Exhibit K, Page 4

Purchase and Sale Agreement

EXHIBIT L

FORM OF WASHINGTON SELLER DISCLOSURE STATEMENT

ENVIRONMENTAL SECTION OF SELLER DISCLOSURE STATEMENT

INSTRUCTIONS TO THE SELLER

Please complete the following form. Do not leave any spaces blank. If the question clearly does not apply to the property write “NA.” If the answer is “yes” to any * items, please explain on attached sheets. Please refer to the line number(s) of the question(s) when you provide your explanation(s). For your protection you must date and sign each page of this disclosure statement and each attachment. Delivery of the disclosure statement must occur not later than five business days, unless otherwise agreed, after mutual acceptance of a written contract to purchase between a buyer and a seller (the “Sale Agreement”).

NOTICE TO THE BUYER

THE FOLLOWING DISCLOSURES ARE MADE BY SELLER ABOUT THE CONDITION OF THE PROPERTY LOCATED AT 2513 MAIN STREET, UNION GAP, WASHINGTON (“THE PROPERTY”).

SELLER MAKES THE FOLLOWING DISCLOSURES OF EXISTING MATERIAL FACTS OR MATERIAL DEFECTS TO BUYER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS YOU AND SELLER OTHERWISE AGREE IN WRITING, YOU HAVE THREE BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO YOU TO RESCIND THE SALE AGREEMENT AS TO THE PROPERTY BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. IF THE SELLER DOES NOT GIVE YOU A COMPLETED DISCLOSURE STATEMENT, THEN YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A SALE AGREEMENT.

THE FOLLOWING ARE DISCLOSURES MADE BY SELLER AND ARE NOT THE REPRESENTATIONS OF ANY REAL ESTATE LICENSEE OR OTHER PARTY. THIS INFORMATION IS FOR DISCLOSURE ONLY AND IS NOT INTENDED TO BE A PART OF ANY WRITTEN AGREEMENT BETWEEN BUYER AND SELLER.

FOR A MORE COMPREHENSIVE EXAMINATION OF THE SPECIFIC CONDITION OF THIS PROPERTY YOU ARE ADVISED TO OBTAIN AND PAY FOR THE SERVICES OF QUALIFIED EXPERTS TO INSPECT THE PROPERTY, WHICH MAY INCLUDE, WITHOUT LIMITATION, ARCHITECTS, ENGINEERS, LAND SURVEYORS, PLUMBERS, ELECTRICIANS, ROOFERS, BUILDING INSPECTORS, ON-SITE WASTEWATER TREATMENT INSPECTORS, OR STRUCTURAL PEST INSPECTORS. THE PROSPECTIVE BUYER AND SELLER MAY WISH TO OBTAIN PROFESSIONAL ADVICE OR INSPECTIONS OF THE PROPERTY OR TO PROVIDE APPROPRIATE

Exhibit L, Page 1

Purchase and Sale Agreement

PROVISIONS IN A CONTRACT BETWEEN THEM WITH RESPECT TO ANY ADVICE, INSPECTION, DEFECTS OR WARRANTIES.

Seller _____ is / _X_ is not occupying the Property.

Exhibit L, Page 2

Purchase and Sale Agreement

I. SELLER’S DISCLOSURES:

If you answer “Yes” to a question with an asterisk (*), please explain your answer and attach documents, if available and not otherwise publicly recorded. If necessary, use an attached sheet.

ENVIRONMENTAL

☐ Yes	☐ No	☒ Don’t know (none known)	*A. Has there been any flooding, standing water, or drainage problems on the property that affect the Property or access to the Property?

☐ Yes	☐ No	☒ Don’t know (none known)	*B. Is there any material damage to the property from fire, wind, floods, beach movements, earthquake, expansive soils, or landslides?

☐ Yes	☒ No	☐ Don’t know	*C. Are there any shorelines, wetlands, floodplains, or critical areas on the Property?

☐ Yes	☐ No	☒ Don’t know (none known or expected)	*D. Are there any substances, materials, or products in or on the Property that may be environmental concerns, such as asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, or contaminated soil or water?

☐ Yes	☐ No	☒ Don’t know (none known)	*E. Is there any soil or groundwater contamination?

☐ Yes	☐ No	☒ Don’t know (none known)	*F. Has the Property been used as a legal or illegal dumping site?

☐ Yes	☐ No	☒ Don’t know (none known)	*G. Has the Property been used as an illegal drug manufacturing site?

SELLER:

FIGRYANH-14 LLC,

a Delaware limited liability company

By:__________________________________

Name:_______________________________

Title:_________________________________

Date:___________________________, 2013

Exhibit L, Page 3

Purchase and Sale Agreement

NOTICE TO BUYER

INFORMATION REGARDING REGISTERED SEX OFFENDERS MAY BE OBTAINED FROM LOCAL LAW ENFORCEMENT AGENCIES. THIS NOTICE IS INTENDED ONLY TO INFORM YOU OF WHERE TO OBTAIN THIS INFORMATION AND IS NOT AN INDICATION OF THE PRESENCE OF REGISTERED SEX OFFENDERS.

II. BUYER’S ACKNOWLEDGMENT AND WAIVER

A.          Buyer hereby acknowledges that: Buyer has a duty to pay diligent attention to any material defects that are known to Buyer or can be known to Buyer by utilizing diligent attention and observation.

B.          The disclosures set forth in this statement and in any amendments to this Statement are made only by the Seller and not by any real estate licensee or other party.

C.          Buyer acknowledges that, pursuant to RCW 64.06.050(2), real estate licensees are not liable for inaccurate information provided by Seller, except to the extent that real estate licensees know of such inaccurate information.

D.          This information is for disclosure only and is not intended to be a part of the written agreement between the Buyer and Seller.

E.          Buyer (which term includes all persons signing the “Buyer’s acceptance” portion of this disclosure statement below) has received a copy or this Disclosure Statement (including attachments, if any) bearing Seller’s signature.

F.          By its signature below, Buyer waives its right to rescind its purchase and sale agreement with Seller based on Seller’s delivery of this document to Buyer.

G.          Buyer waives its right to receive Sections 1-5 and 7 of the Real Property Transfer Disclosure Statement.

DISCLOSURES CONTAINED IN THIS DISCLOSURE STATEMENT ARE PROVIDED BY SELLER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS BUYER AND SELLER OTHERWISE AGREE IN WRITING, BUYER SHALL HAVE THREE BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO RESCIND THE SALE AGREEMENT AS TO THE PROPERTY BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A SALE AGREEMENT.

BUYER HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THIS DISCLOSURE STATEMENT AND ACKNOWLEDGES THAT THE DISCLOSURES MADE HEREIN ARE

Exhibit L, Page 4

Purchase and Sale Agreement

THOSE OF THE SELLER ONLY, AND NOT OF ANY REAL ESTATE LICENSEE OR OTHER PARTY.

The seller disclosure statement shall be for disclosure only, and shall not be considered part of any written agreement between the buyer and seller of property. The seller disclosure statement shall be only a disclosure made by the seller, and not any real estate licensee involved in the transaction, and shall not be construed as a warranty of any kind by the seller or any real estate licensee involved in the transaction.

BUYER:

AR CAPITAL, LLC,

a Pennsylvania limited liability company

By:_________________________________

Name:_______________________________

Title:________________________________

Date:_____________, 2013

ARC PADRBPA001, LLC,

a Pennsylvania limited liability company

By:_________________________________

Name:_______________________________

Title:________________________________

Date:_____________, 2013

Exhibit L, Page 5

Purchase and Sale Agreement